As filed with the Securities and Exchange Commission on November 2, 2005.
1933 Act File No. 333-[               ]
1940 Act File No. 811-21750

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☑REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ AMENDMENT NO. 7

Kayne Anderson Energy Total Return Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019 (212) 839-5300

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐
     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum	Amount of
	Amount Being	Maximum Offering	Aggregate Offering	Registration
Title of Securities Being Registered	Registered	Price Per Unit	Price(1)	Fee

Auction Rate Preferred Stock ($25,000 liquidation preference)	40	$25,000	$1,000,000	$117.70

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (the “Registrant”)
CONTENTS OF THE REGISTRATION STATEMENT
This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated November 2, 2005
PROSPECTUS
$
Auction Rate Preferred Stock
shares, Series A
shares, Series B
shares, Series C
Liquidation Preference $25,000 per share

      We are a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income.
      We are offering                    ,                    , and                     shares of auction rate preferred stock, $0.001 par value per share, Series A, Series B and Series C, respectively (referred to collectively as “Auction Rate Preferred Shares” or “ARP Shares”). ARP Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. Investors in ARP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial dividend period will be          % for Series A,          % for Series B, and          % for Series C. The initial dividend period is from the date of issuance through                    , 2005 for Series A,                    , 2005 for Series B, and                    , 2005 for Series C.
      The dividend rate for each subsequent dividend period will be determined by an auction conducted in accordance with the procedures described in this prospectus, and in additional detail in Appendix A to the Statement of Additional Information. Generally, following the initial dividend period, each dividend period will be [                   (    )] days for Series A and Series B, and [                   (    )] days for Series C.
      Prior to this offering, there has been no private or public market for ARP Shares. ARP Shares will not be listed on any exchange or quoted on any automated quotation system. Generally, investors may only buy and sell ARP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in ARP Shares, and a secondary market, in the unlikely event that one develops, may not provide investors with liquidity.
(continued on following page)
       Investing in ARP Shares involves certain risks. See “Risk Factors” beginning on page 14.
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total

Public offering price		$25,000	$
Underwriting discounts and commissions	$		$
Proceeds, before expenses, to us(1)	$		$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters expect to deliver ARP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about                    , 2005.
                    , 2005

(continued from previous page)
      Generally, we invest in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”).
      We are managed by Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a leading investor in Energy Companies. Since 1984, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis (where estimated total returns and yields are quantified in light of associated risks) through a disciplined investment process. As of September 30, 2005, Kayne Anderson managed approximately $4.6 billion, including $3.7 billion in the securities of Energy Companies.
      This offering is conditioned upon the ARP Shares receiving a rating of “Aaa” from Moody’s Investors Service, Inc. and “AAA” from Fitch Ratings.
      ARP Shares will be senior in liquidation and distribution rights to our common stock, but junior to any borrowings in such rights. Our common stock is listed on the New York Stock Exchange under the symbol “KYE.” In addition, we may issue additional ARP Shares in the future. The ARP Shares are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.
      ARP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
      This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated                     , 2005 (“SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, the table of contents of which is on page 76 of this prospectus, by calling (877) 657-3863 or by writing to us. Electronic copies of our stockholder reports and our SAI are also available on our web site (http://www.kayneetr.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY
      This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in ARP Shares. You should read carefully the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 14 and our SAI and the Articles Supplementary classifying and designating the Auction Rate Preferred Shares (the “Articles Supplementary”) attached as Appendix A to the SAI, before you decide whether to invest. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Total Return Fund; “Kayne Anderson” refers to Kayne Anderson Capital Advisors, L.P.; “Energy Companies” refers to companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; and the terms “Auction Rate Preferred Shares” and “ARP Shares” refers to the shares of Auction Rate Preferred Stock offered hereby. Certain key terms relating to the auctions of ARP Shares are set forth on page 2.
What is Kayne Anderson Energy Total Return Fund?
      We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on June 28, 2005. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYE.” See “Description of Our Common Stock.” We completed our initial public offering of common stock on June 28, 2005. After the payment of offering expenses and underwriting discounts, we received approximately $715 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over-allotment option, the aggregate net proceeds were approximately $768 million.
      Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, royalty trusts and other Energy Companies.
What types of leverage do we intend to use?
      ARP Shares issued in this offering represent approximately      % of our total assets (as of                     , 2005 as adjusted to reflect the net proceeds of this offering). We also may leverage through borrowings, including the issuance of notes, additional preferred stock or commercial paper. The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.” Throughout this prospectus, notes, commercial paper or other borrowings are collectively referred to as “Indebtedness.”
What securities are we offering?
      We are offering                     ,                     , and                     Auction Rate Preferred Shares, Series A, Series B and Series C, respectively, at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Original Issue Date. ARP Shares are being offered by [                    ] as underwriters. See “Underwriting” at page 74. It is a condition of the underwriters’ obligation to purchase ARP Shares that ARP Shares receive a rating of “Aaa” from Moody’s Investors Service Inc. (“Moody’s”) and “AAA” from Fitch Ratings (“Fitch”). ARP Shares will be senior to our common stock in liquidation and distribution rights, but junior to any Indebtedness in such rights.
      We will invest the net proceeds of the offering in accordance with our investment objective and policies. We anticipate that it may take up to three months following completion of this offering until our assets are fully invested in accordance with our investment objective and policies. During this period, we may invest all or a portion of the proceeds of this offering in U.S. government securities, or high quality short-term or long-term debt obligations.

Who are the key auction participants?

•	Auction Agent: The Auction Agent administers the auctions to determine the applicable dividend rates.

•	Beneficial Owners: The Beneficial Owners are the holders of ARP Shares.

•	Broker-Dealers: The Broker-Dealers are broker-dealers that have entered into an agreement with the Auction Agent to submit orders in an auction for ARP Shares.

•	Potential Beneficial Owners: Each Potential Beneficial Owner is a Broker-Dealer or a customer of a Broker-Dealer that wishes to purchase ARP Shares in an auction.
What is the auction process?
      You may buy, sell or hold ARP Shares through an auction. Beneficial Owners and Potential Beneficial Owners of ARP Shares may participate in auctions only by submitting Orders through broker-dealers who have entered into an agreement with the Auction Agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In general, the types of Orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, Bids to sell and Bids to purchase. The following is a brief summary of the Auction Procedures for both Beneficial Owners and Potential Beneficial Owners. See “The Auctions — Auction Procedures” at page 45 for more detailed information.
      Prior to the Submission Deadline on each Auction Date for a series of ARP Shares, each Beneficial Owner may submit Orders with respect to shares of such series to a Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold ARP Shares of a series without regard to the rate per annum at which dividends are payable on a series of ARP Shares (the “Applicable Rate”) for the next dividend period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares of a series, if any, held by such Beneficial Owner if the Applicable Rate for the next succeeding dividend period shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding ARP Shares of a series if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares of a series, if any, held by such Beneficial Owner without regard to the Applicable Rate for the next dividend period.
      Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below:

•	A Beneficial Owner of ARP Shares that submits a Bid with respect to ARP Shares to its Broker-Dealer having a rate higher than the Maximum Rate for ARP Shares on the Auction Date will be treated as having submitted a Sell Order with respect to such ARP Shares.

•	A Beneficial Owner of ARP Shares that fails to submit an Order with respect to such ARP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such ARP Shares.
      The Auction Procedures include a pro rata allocation of ARP Shares for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of ARP Shares less than the number of ARP Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository for the ARP Shares (which initially shall be The Depository Trust Company) in accordance with the Securities Depository’s normal procedures.
Sample Auction Process for Preferred Stock
Step 1: The Auction Agent determines how many ARP Shares are being offered by stockholders for sale in the auction.
Step 2: Broker-Dealers submit bids which include the dividend rates and purchase amounts from prospective purchasers. The Auction Agent ranks these bids from the lowest to the highest dividend rate.
Step 3: The Auction Agent fills the purchase orders, starting with the lowest dividend rate bid.
Step 4: The bid that clears the market of the last available ARP Share is declared the new dividend rate.
Step 5: Bids are filled to the extent that ARP Shares are available. All bids below the new dividend rate are filled. Bids at the new dividend rate are filled to the extent that shares are available. Bids above the new dividend rate are not filled.
Step 6: All filled bids will receive dividends at the new dividend rate. However, the new dividend rate must be between the minimum and maximum rates permitted for the ARP Shares.
How will the dividend rates and dividend periods be determined?
      The initial dividends on the Series A, Series B and Series C ARP Shares will be cumulative from the date the shares are first issued and payable at the annualized dividend rate for the initial dividend period on the initial dividend payment date as follows:

		Initial	Initial
	Initial	Dividend	Dividend
	Dividend	Period	Payment
ARP Series	Rate	Ending	Date

Series A
Series B
Series C
      After the initial dividend period, each dividend period generally will be [     ] days in length for Series A and Series B, and [     ] days in length for Series C (as respectively applicable to Series A, Series B and Series C, a “Standard Dividend Period”). In most instances, dividends are payable every [     ] days for Series A and Series B, and every [     ] days for Series C, on the day following the end of the applicable dividend period.
      Prior to any auction, we may elect, subject to certain limitations, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. A Special Dividend Period is a dividend period consisting of a specified number of days other than [     ] days for Series A and Series B, and other than [     ] days for Series C. A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the auction in respect of a Special Dividend Period. Sufficient Clearing Bids exist if the aggregate number of ARP shares subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all dividend periods) exceeds, or is equal to, the number of ARP Shares subject to Submitted Sell Orders. If Sufficient Clearing Bids do not exist at the auction, the dividend period commencing on the Business Day succeeding the auction will be a [     ] day dividend period for Series A and Series B, and a [     ] day dividend period for Series C. See “Description of Auction Rate Preferred Stock — Dividends and Dividend Periods” at page 33 and “The Auctions” at page 44.
      The Applicable Rate for a particular dividend period usually will be determined by an auction conducted on the Business Day immediately preceding the start of the dividend period. If Sufficient Clearing Bids exist at the auction, the Applicable Rate for the dividend period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate number of ARP Shares available for purchase in the auction.
      For Standard Dividend Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate. The Applicable Rate for any dividend period commencing during any Default Period, and the Default Rate described under “Description of Auction Rate Preferred Stock,” initially will be 300% of the Reference Rate. The Reference Rate is the greater of: (1) the applicable AA Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), or (2) the applicable London Interbank Offered Rate (“LIBOR”).
      If Sufficient Clearing Bids for ARP Shares do not exist (other than because all of the outstanding ARP Shares of such series are subject to Submitted Hold Orders), then the Applicable Rate for the dividend period will be the Maximum Rate.
How will the maximum dividend rates be determined?
      Except during a Default Period, the Applicable Rate for any dividend period for ARP Shares will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to ARP Shares and on the duration of the dividend period. The Maximum Rate will be the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to ARP Shares by Moody’s and Fitch, as follows:

Moody’s	Fitch	Applicable
Credit Rating	Credit Rating	Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%
What are the restrictions on dividends, redemption and other payments?
      We may make use of financial leverage which constitute senior securities representing indebtedness under the 1940 Act. We may not declare any dividend on ARP Shares unless, after giving effect to such dividend, asset coverage with respect to Indebtedness is at least 200%. In addition, we would not be permitted to declare any other distribution on or purchase or redeem ARP Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to Indebtedness is at least 300%. Dividends or other distributions on, or redemptions or purchases of, ARP Shares also would be prohibited at any time that an event of default under any Indebtedness has occurred and is continuing. See “Description of Auction Rate Preferred Stock — Restrictions on Dividend, Redemption and Other Payments” at page 36.
What are our asset maintenance requirements?
      We must maintain Eligible Assets having an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of each Valuation Date. We also must maintain asset coverage for ARP Shares on a non-discounted basis of at least 200% as of the last business day of each month (the “1940 Act ARP Shares Asset Coverage”). See “Rating Agency Guidelines” at page 31. The Discount Factors and guidelines for calculating the Discounted Value of our portfolio for purposes of determining whether the ARP Shares Basic Maintenance Amount has been satisfied have been established by Moody’s and Fitch in connection with our expected receipt from Moody’s and Fitch of the “Aaa” and “AAA” Credit Ratings, respectively, with respect to ARP Shares on their Original Issue Date. We estimate that on the Original Issue

Date, the 1940 Act ARP Shares Asset Coverage, based on the composition of our portfolio as of                     , 2005, and after giving effect to the issuance of ARP Shares offered hereby ($          ), will be approximately      %.
      In addition, we must maintain asset coverage requirements imposed in connection with Indebtedness, if any.
When may we redeem ARP Shares?
      Although ordinarily we will not redeem ARP Shares, we may be required to redeem ARP Shares if, for example, we do not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency’s guidelines in a timely manner. We may voluntarily redeem ARP Shares in certain circumstances. See “Description of Auction Rate Preferred Stock — Redemption” at page 38.
What is the liquidation preference of ARP Shares?
      The liquidation preference of ARP Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See “Description of Auction Rate Preferred Stock — Liquidation Rights” at page 40.
What are the voting rights of ARP Shares?
      Except as otherwise indicated, holders of ARP Shares have one vote per share and vote together with holders of common stock as a single class.
      The 1940 Act requires that the holders of ARP Shares and any other preferred stock voting as a separate class have the right to elect two directors at all times. The holders of outstanding common stock and preferred stock, including ARP Shares, voting together, shall elect the remainder. However, upon our failure to pay dividends on preferred stock in an amount equal to two full years of dividends, the holders of preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors has been elected by the holders of preferred stock. The terms of the additional directors shall end when we pay or provide for all accumulated and unpaid dividends. See “Description of Auction Rate Preferred Stock — Voting Rights” at page 41.
Risks of Investing in ARP Shares
      The following discussion summarizes the principal risks that you should consider before investing in ARP Shares. For additional information about the risks associated with us and ARP Shares, see “Risk Factors” at page 14.

Interest Rate Risk
      ARP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividends on the ARP Shares may rise so that the amount of dividends due to holders of ARP Shares would exceed the income from our portfolio securities. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage.

Auction Risk
      You may not be able to sell your ARP Shares at an auction if the auction fails; that is, if there are more ARP Shares offered for sale than there are buyers for those ARP Shares. Also, if you place a bid order to retain ARP Shares at an auction only at a specified rate, and that specified bid rate exceeds the rate set at the auction, you will not retain your ARP Shares. Finally, if you buy ARP Shares or elect to retain ARP Shares without specifying a rate below which you would not wish to buy or continue to hold those ARP Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your ARP Shares than the market rate of interest. See “Description of Auction Rate Preferred Stock” at page 33, “The Auctions — Auction Procedures” at page 45 and “The Auctions — General — Broker-Dealer Agreements” at page 44.

Senior Leverage Risk
      ARP Shares will be junior to any Indebtedness. Indebtedness may constitute a substantial lien and burden on ARP Shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to ARP Shares unless at the time thereof we meet certain asset coverage requirements and the payment of principal and interest is not in default with respect to any Indebtedness.

Ratings and Asset Coverage Risk
      While Moody’s and Fitch are expected to assign ratings of “Aaa” and “AAA,” respectively, to ARP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in ARP Shares. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade ARP Shares, which may make your securities less liquid at an auction or in the secondary market, if any, though probably with higher resulting dividend rates. If a rating agency downgrades the ratings assigned to ARP Shares, we may alter our portfolio or redeem ARP Shares. We may voluntarily redeem ARP Shares under certain circumstances. See “Description of Auction Rate Preferred Stock — Redemption” at page 38.

Inflation Risk
      Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your ARP Shares investment or the income from that investment will be worth less in the future than you paid for the ARP Shares. As inflation occurs, the real value of ARP Shares and the dividend payable to holders of ARP Shares declines. See “Risk Factors — Inflation Risk” at page 16.

Trading Market Risk
      ARP Shares will not be listed on an exchange or quoted on any automated quotation system. Instead, ARP Shares will be eligible for purchase or sale at an auction by submitting orders to a Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every [     ] days for Series A and Series B, and every [     ] days for Series C. If you try to sell your ARP Shares between auctions, you may not be able to sell any or all of your ARP Shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If we have designated a Special Dividend Period (a dividend period other than [     ] days for Series A and Series B, and other than [     ] days for Series C), changes in interest rates could affect the price you would receive if you sold your ARP Shares in the secondary market.
      In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in ARP Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that any secondary market that may develop will provide holders of ARP Shares with liquidity. We are not required to redeem ARP Shares if an auction or an attempted secondary market sale fails. You may transfer ARP Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you sell your ARP Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

Anti-Takeover Provisions
      Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. These provisions could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Limited Operating History
      We are a non-diversified, closed-end management investment company that began operations on June 28, 2005. Being a company with a limited operating history, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Portfolio Risks
      Our net asset value, our ability to pay dividends on the ARP Shares, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

Energy Company Risk

We intend to concentrate our investments in MLPs, MLP Affiliates, royalty trusts and other Energy Companies. There are special risks inherent in the energy sector, including supply and demand risk, depletion and exploration risk, regulatory risk, commodity pricing risk, acquisition risk, and catastrophe risk. For a more detailed discussion of these and other related risks, see “Risk Factors — Energy Company Risk,” “Risk Factors — MLP Risks,” “Risk Factors — Royalty Trust Risks,” and “Risk Factors — Marine Transportation Companies Risks” beginning on page 16.

Non-Diversification Risk

Despite being a non-diversified, closed-end investment company, in order to qualify as a regulated investment company for federal income tax purposes we must diversify our holdings so that, at the end of each quarter of each taxable year, we meet certain diversification requirements. To the extent we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Liquidity Risk

Certain of the publicly-traded securities in our portfolio may trade less frequently than other securities. Securities with limited trading volumes may display volatile or erratic price movements, and it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Also, restricted securities in our portfolio may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price.

Valuation Risk

As market prices may not be readily available for certain of our investments, the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares.

Leverage Risk

Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, we may increase our leverage above the amount we estimate after giving effect to the issuance of ARP Shares. We intend to use leverage primarily for investment purposes. Our use of leverage can significantly magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.
      See “Risk Factors” beginning on page 14 and the other information included in or incorporated into this prospectus for information on these and other risk factors, all of which you should carefully consider before deciding whether to invest in ARP Shares.
What are our portfolio investments?
      When we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, royalty trusts and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
      We may invest up to 20% of our total assets in debt securities of Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.
      On a limited basis, we also may use derivative investments to hedge against interest rate and market risks. We also may use short sales to hedge such risks and as part of short sale investment strategies.
Who is Kayne Anderson Capital Advisors?
      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. As of September 30, 2005, Kayne Anderson managed approximately $4.6 billion, including $3.7 billion in the securities of Energy Companies. We believe that Kayne Anderson’s market knowledge and industry relationships enables it to identify and capitalize on investment opportunities in Energy Companies. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.
How will ARP Shares be treated for tax purposes?
      Distributions with respect to ARP Shares (other than distributions in redemption that are treated as exchanges) from our earnings and profits allocated to such shares generally will be taxed as ordinary income. Provided that holding period and other requirements are met, a portion of each year’s distributions may qualify for the dividends received deduction for corporate stockholders or for treatment as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate stockholders to the extent we receive income qualifying for such treatment. Distributions of net capital gain that are designated by us as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. See “Tax Matters — Federal Income Tax Treatment of Holders of ARP Shares.”
      We intend to be treated as a regulated investment company (“RIC”) for tax purposes. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions with respect to ARP Shares generally would be eligible for treatment as qualified dividend income in the case of individual stockholders, and for the dividends-received deduction in the case of corporate stockholders.
Will investors in ARP Shares receive stock certificates?
      Except as described herein, investors in ARP Shares will not receive certificates representing ownership of their shares. Ownership of ARP Shares will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor’s Agent Member. The investor’s Agent Member, in turn, will maintain records of the investor’s beneficial ownership of ARP Shares. Accordingly, references in this prospectus to an investor’s investment in or purchase, sale or ownership of ARP Shares are to purchases, sales or ownership of those shares by Beneficial Owners. Dividends on ARP Shares will be paid through the Securities Depository on each Dividend Payment Date.
      The Securities Depository’s normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See “Description of Auction Rate Preferred Stock — Dividends and Dividend Periods” at page 33.
Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent
      The Bank of New York will serve as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to ARP Shares.
Administrator
      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services to us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.
Custodian
      The Custodial Trust Company, an affiliate of our Administrator, is custodian of our securities and other assets.
Fund Accountant
      Ultimus Fund Solutions, LLC, is our fund accountant, assisting in the calculation of our net asset value, and maintaining the accounts, books, records and other documents relating to our financial and portfolio transactions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND
      We are a non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in March 2005. Our common stock is listed on the NYSE under the symbol “KYE.” On June 28, 2005, we issued an aggregate of 30,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On July 29, 2005 and August 12, 2005, we issued an additional 1,500,000 shares of common stock and 700,000 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $768 million after the payment of offering expenses and underwriting discounts. On October 14, 2005, we paid a dividend to our common stockholders in the amount of $0.27 per share of common stock, which resulted in a reinvestment through our dividend reinvestment program of $5,251,361 and the purchase on the open market of 225,571 shares of common stock to satisfy such reinvestment. No additional shares were issued as part of the October 14, 2005 dividend reinvestment.
      As of September 30, 2005, we had 32,204,000 shares of common stock outstanding and 200,000,000 shares of common stock authorized, none of which were held by us for our account. We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering. Those shares are held by Kayne Anderson. There were [20,000] ARP Shares authorized, of which                      shares are designated as Series A,                      shares are designated as Series B and                      shares are designated as Series C, but none outstanding, as of [                    ], 2005.
      Our principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, and our telephone number is (877) 657-3863.

FINANCIAL HIGHLIGHTS
      Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the unaudited operating performance of our common stock from the commencement of our investment activities on June 28, 2005 until August 31, 2005. Since we commenced investment activities on June 28, 2005, the table covers approximately two (2) months of operations, during which a significant portion of our assets were held in cash pending investment in securities that meet our investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of our operating performance. As of August 31, 2005, [          ]% of our assets were invested in Energy Companies.

Period from
June 28, 2005(6)
through
August 31, 2005

PER SHARE DATA(1)
Net asset value, beginning of period	$25.00
Initial public offering expenses and underwriting discounts(2)	(1.165)
Net asset value, after offering expenses and underwriting discounts	$23.835

Income from investment operations
Net investment income
Net realized and unrealized gain on investments, securities sold short and options

Total income from investment operations

Net asset value, end of period	$

Per common stock market value, end of period	$
Total investment return based on market value(3)		%
SUPPLEMENTAL DATA AND RATIOS(5) Net assets, end of period (000’s)	$
Ratio of expenses to average net assets, before taxes		%(4)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets		%(4)
Ratio of net investment income to average net assets		%(4)
Net increase in net assets resulting from operations to average net assets		%(4)
Portfolio turnover rate		%(5)

(1)	Information presented relates to a share of common stock outstanding for the entire period.

(2)	Initial public offering underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Not annualized. We calculate total investment return assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to our dividend reinvestment plan.

(4)	Information is annualized for periods less than one full year.

(5)	Amount not annualized. Calculated based on the sales of $[ ] of long-term investments divided by the average long-term investment balance of $[ ].

(6)	We commenced investment activities on June 28, 2005.

USE OF PROCEEDS
      The net proceeds of the offering of ARP Shares will be approximately $          after we pay the underwriting discounts and commissions and estimated offering costs. We will use $[     ] of the proceeds to repay existing short-term indebtedness. We incurred this indebtedness to finance the purchase of a portion of our portfolio investments. The average interest rate on our short-term indebtedness was      % as of [     ], 2005.
      We will invest the remainder of the net proceeds of this offering in accordance with our investment objective and policies as soon as practicable. We anticipate that will be able to invest substantially all of the remaining net proceeds within approximately three months after completion of this offering. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

CAPITALIZATION
      The following table sets forth our capitalization (i) as of August 31, 2005, and (ii) as adjusted to give effect to the issuance of the ARP Shares offered hereby. All amounts below are unaudited.

As of
August 31,
	2005	As Adjusted

PREFERRED STOCK:
Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (no shares authorized, no shares issued and outstanding, as of August 31, 2005, and 20,000 shares authorized (of which [ ] shares are designated as Series A, [ ] shares are designated as Series B and [ ] shares are designated as Series C), [ ] shares issued and outstanding, as adjusted)(1)	$—	$
COMMON STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value per share (200,000,000 shares authorized, 32,204,000 shares issued and outstanding, as of August 31, 2005, and 199,980,000 shares authorized, [32,204,000] shares issued and outstanding, as adjusted)(1)
	$	$
Paid-in capital
Undistributed net investment income
Accumulated realized gains on investments and securities sold short
Net unrealized gains on investments and options

Net assets applicable to common stock	$	$

(1)	We do not hold any of these outstanding securities for our account.

RISK FACTORS
      Risk is inherent in all investing. We summarize below some of the risks that you should consider before deciding whether to invest in ARP Shares. For additional information about the risks associated with investing in ARP Shares, see “Investment Policies and Techniques” at page 4 in our SAI.
Limited Operating History
      We are a non-diversified, closed-end management investment company that began operations on June 28, 2005. Being a company with a limited operating history, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Interest Rate Risk
      Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. ARP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on ARP Shares may rise so that the amount of dividends payable to holders of ARP Shares would exceed the income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future ability to generate cash flow. While we may manage this risk by entering into interest rate transactions, there is no guarantee that we will implement this strategy or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for ARP Shares.
      The yields of MLP and royalty trust units and other Energy Company equity securities are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of such securities typically increase when interest rates fall and decline when interest rates rise. Because we invest a substantial part of our assets in such equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “— Energy Company Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares.
      Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the securities to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
Auction Risk
      You may not be able to sell your ARP Shares at an auction if the auction fails; that is, if there are more ARP Shares offered for sale than there are buyers for those shares. Also, if you place a bid order to retain ARP Shares at an auction only at a specified rate, and that specified bid rate exceeds the rate set at the auction, you will not retain your ARP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See “Description of Auction Rate Preferred Stock” and “The Auctions — Auction Procedures.”
      As noted above, if there are more ARP Shares offered for sale than there are buyers for those ARP Shares in any auction, the auction will fail and you may not be able to sell some or all of your ARP Shares at that time. The relative buying and selling interest of market participants in your ARP Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.
      A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers, if any). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed auction, an “all-hold” auction or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the auction. Broker-dealers may, but are not obligated to, advise holders of ARP Shares that the rate that would apply in an “all-hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an “all-hold” auction. A Broker-Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction.
      The underwriters have advised us that the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission (the “SEC”) in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the underwriters conducted its own voluntary review and reported its findings to the SEC staff. At the SEC staff’s request, the underwriters are engaging in discussions with the SEC staff concerning its inquiry. Neither the underwriters nor the Company can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the ARP Shares or the auctions.
Senior Leverage Risk
      We are prohibited from declaring, paying or making any dividends or distributions on common stock and preferred stock unless we satisfy certain conditions. See “Description of Auction Rate Preferred Stock — Restrictions on Dividend, Redemption and Other Payments.”
      Indebtedness may constitute a substantial burden on ARP Shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to ARP Shares, or purchase or redeem shares, including ARP Shares, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under any Borrowing that is continuing. See “Description of Auction Rate Preferred Stock — Restrictions on Dividend, Redemption and Other Payments.”
Ratings and Asset Coverage Risk
      While Moody’s and Fitch are expected to assign ratings of “Aaa” and “AAA” respectively, to ARP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in ARP Shares. A rating agency could downgrade ARP Shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the ratings assigned to ARP Shares, we may be required to alter our portfolio or redeem ARP Shares. We may voluntarily redeem ARP Shares under certain circumstances. See “Rating Agency Guidelines” at page 30 for a description of the asset maintenance tests and other requirements we must meet.
      Upon the issuance of ARP Shares, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of the ARP Shares, to 200% of the aggregate principal value of the ARP Shares.
      Because we expect the ARP Shares to be of “investment grade” quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. In addition, restrictions have been imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any Indebtedness by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.
Inflation Risk
      Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your ARP Shares investment or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of ARP Shares and distributions declines.
Trading Market Risk
      ARP Shares will not be listed on an exchange or quoted on any automated quotation system. Instead, you may buy or sell ARP Shares at an auction by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every [     ] days for Series A and Series B, and every [     ] days for Series C.
      In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in ARP Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that any secondary market that may develop will provide holders of ARP Shares with liquidity. We are not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. You may transfer ARP Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you try to sell your ARP Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. You may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.
Decline in Net Asset Value Risk
      A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares.
Investment and Market Risk
      An investment in ARP Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in ARP Shares represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in ARP Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest will affect the value of ARP Shares. Your ARP Shares at any point in time may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.
Energy Company Risk
      Certain risks inherent in investing in Energy Companies include the following:
      Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
      Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as reserves are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. This is especially true for royalty trusts which pay out a significant portion of their cash flow and require reinvestment to replace reserves.
      Acquisition Risk. The ability of Energy Companies to grow and, where applicable, to increase distributions to their equity holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus.
      Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.
      Industry Concentration Risk. Our investments are concentrated in the energy industry. The focus of our portfolio on a specific industry may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy industry would have a larger impact on us than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the energy industry will lag the performance of other industries or the broader market as a whole.
      Commodity Pricing Risk. The return on our investments in Energy Companies is dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
      Interest Rate Risk. Rising interest rates could impact adversely the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

      In addition, the prices of MLP and royalty trust units and other Energy Company equity securities may be sensitive to fluctuations in interest rates given their yield-based nature. Like treasury bonds, the prices of such securities typically increase when interest rates fall and decline when interest rates rise.
      Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions.
      Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition.
MLP Risks
      MLPs are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, an investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units (see “— Tax Risks — MLP Tax Risks”) and conflicts of interest exist between common unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP.
Royalty Trust Risks
      Royalty trusts are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the value of the equity securities of the royalty trusts in which we invest may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which we may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
      In many circumstances, the royalty trusts in which we may invest may have limited operating histories. The value of royalty trust securities in which we invest will be influenced by factors that are not within our control, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
      Canadian limited liability protection laws with regard to Canadian royalty trusts are generally determined by the domicile of the royalty trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian royalty trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in royalty trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the royalty trust over and above the net underlying assets of the royalty trust. While the likelihood of an investor in a royalty trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that we will have limited liability with respect to our investments in Canadian royalty trusts.
Marine Transportation Companies Risks
      Marine transportation (or “tanker” companies) are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies.
      The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity.
      Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Tax Risks
      In addition to other risk considerations, an investment in our ARP Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our ARP Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
      We cannot assure you what percentage, if any, of the distributions paid on our ARP Shares will be treated as qualified dividend income or long-term capital gain or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2008.
      MLP Tax Risks. Our ability to meet our investment objective depends on the level of taxable income and distributions we receive from the securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution from such MLP would be reduced. As a result, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return of our investment in such MLP, which would likely cause a reduction in the net asset value of our common stock. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares.
      Canadian Royalty Trusts Tax Risks. There are certain tax risks associated with the Canadian royalty trusts in which we may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain royalty trusts. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of our investments, as well as on the after-tax income available for distribution by the royalty trusts, which in turn would reduce the cash available to us for distribution to stockholders. See “Tax Matters — Certain Canadian Federal Income Tax Considerations.”
      U.S. Royalty Trusts Tax Risks. There are certain tax risks associated with the U.S. royalty trusts in which we may invest. In particular, certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for purposes of meeting the income distribution requirements applicable to RICs. See “Tax Matters — Qualification as a RIC.”
      Failure to Qualify as a Regulated Investment Company. We intend to elect to be treated as and to qualify to be treated for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance with certain distribution requirements. Statutory and rating agency limitations on distributions could impair our ability to meet such distribution requirements. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2008), and (ii) for the dividends-received deduction in the case of corporate stockholders. See “Tax Matters — Qualification as a RIC.”
      Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by our stockholders.
Interest Rate Hedging Risk
      We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to Kayne Anderson’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that Kayne Anderson’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.
Risks Associated with an Investment in Non-U.S. Companies
      Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
      Non-U.S. Currency Risk. Because we intend to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.
      Currency Hedging Risk. We may in the future hedge against currency risk resulting from investing in non-U.S. Energy Companies valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne Anderson’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.
Delay in Use of Proceeds
      Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”
Equity Securities Risk
      The equity securities of the Energy Companies in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs and royalty trusts), investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP and royalty trust units and other Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.
Small-Cap and Mid-Cap Company Risk
      Certain of the Energy Companies in which we may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by the investment community, which may result in reduced demand.
Liquidity Risk
      Although the equity securities of the Energy Companies in which we invest generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, we may be one of the largest investors in certain sub-sectors of the Energy Company sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
      We also may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
      Our portfolio can include investments in securities issued by private companies, which are subject to additional liquidity risk. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
Non-Diversification Risk
      We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. A decline in value of the securities of such an issuer could significantly impact the value of our portfolio, reducing the amount of assets serving as asset coverage for ARP Shares.
Leverage Risk
      Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, we may increase our leverage above the amount we estimate after giving effect to the issuance of ARP Shares. We intend to use leverage primarily for investment purposes. Our use of leverage can significantly magnify the effect of any losses to holders of our common stock. There is no assurance that a leveraging strategy will be successful.
Valuation Risk
      Market prices may not be readily available for certain of our investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.
      Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares. See “Net Asset Value” at page 23 in our SAI.
Portfolio Turnover Risk
      We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”
Derivatives Risk
      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.
      We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.
      Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.
      We intend to segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed 33 1/3% of our total assets. In addition, such transactions and other use of Leverage Instruments by us will be subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of our total assets.
      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.
      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.
Short Sales Risk
      Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
      Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on our collateral deposited with such broker-dealer.
Debt Securities Risks
      Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
      Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
      Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
      Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Fitch Ratings or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
      In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest.
      For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies and Techniques” at page 4 in our SAI. For a description of the ratings categories of certain rating agencies, see Appendix B to our SAI.

Terrorism/Market Disruption Risk
      The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding such events may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
Management Risk; Dependence on Key Personnel of Kayne Anderson
      Our portfolio is subject to management risk because it will be actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.
      We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of the professionals named above or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.
Conflicts of Interest of Kayne Anderson
      Conflicts of interest may arise because Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, our Directors and officers have a fiduciary obligation to act in our best interest.
      Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.
      Kayne Anderson manages Kayne Anderson MLP Investment Company (“KAMIC”), another closed-end investment company registered under the 1940 Act as well as several private investment funds (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours.

Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.
      Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, including Affiliated Funds, in which we will have no interest. Investment decisions for us are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.
      Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities. Kayne Anderson has applied to the SEC for exemptive relief to permit us to co-invest in Energy Company private placements with Affiliated Funds. If our application is granted, we may co-invest in such opportunities with Affiliated Funds on the basis of the suitability of and capital available for the investment, subject to certain conditions. We cannot assure you that the requested relief will be granted by the SEC. In the absence of exemptive relief, we will not invest (but Affiliated Funds other than KAMIC may invest) in Energy Company private placements that relate to the general partner of Plains All-American Pipeline, L.P. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies (even giving effect to any exemptive order that we may receive from the SEC) may result in the allocation of investment opportunities to an Affiliated Fund rather than to us.
      The management fee payable to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee will participate in the valuation of our securities. See “Net Asset Value” at page 23 in our SAI.
Certain Affiliations
      We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions
      Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

USE OF LEVERAGE
      ARP Shares issued in this offering represent approximately      % of our total assets (as of                     , 2005 as adjusted to reflect the net proceeds of this offering). We also may leverage through other Indebtedness, including the issuance of commercial paper or notes. We may employ financial leverage for investment purposes when Kayne Anderson believes that this use of proceeds will enhance our ability to achieve our investment objective. The timing and terms of any leverage transactions will be determined by our Board of Directors. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See “Risk Factors — Leverage Risk.” The management fee paid to Kayne Anderson is calculated on the basis of our Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used, giving Kayne Anderson an incentive to utilize leverage.

FORWARD-LOOKING STATEMENTS
      Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.
      The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status and the tax status of the Energy Companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the Energy Companies in which we invest.
      We have based the forward-looking statements included in or incorporated into this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies like us.

RATING AGENCY GUIDELINES
      This offering is conditioned upon the ARP Shares receiving a rating of “Aaa” from Moody’s Investors Service, Inc. and “AAA” from Fitch Ratings (collectively, “Rating Agencies”). The Rating Agencies impose asset coverage requirements, which are briefly described below. The asset coverage requirements are set forth in more detail in the Rating Agency Guidelines (a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part). These requirements may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such actions will not impair the ratings.
      We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which we may have adopted pursuant to a Rating Agency’s guidelines only in the event we receive written confirmation from the Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the ARP Shares.
      We are required to satisfy two separate asset maintenance requirements in respect of the ARP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate liquidation preference of the ARP Shares plus specified liabilities, payment obligations and other amounts; and (2) we must satisfy the 1940 Act ARP Shares Asset Coverage requirements.
ARP Shares Basic Maintenance Amount
      We must maintain, as of each Valuation Date on which ARP Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the ARP Shares and so requires. If we fail to maintain Eligible Assets having an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, we will be required in certain circumstances to redeem certain of the shares of ARP Shares. See “Description of Auction Rate Preferred Stock.”
      The “ARP Shares Basic Maintenance Amount” as of any Valuation Date currently is defined as the dollar amount equal to:

(1) the sum of (A) the product resulting from multiplying the number of outstanding ARP Shares on such date by $25,000 (plus a redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each outstanding ARP Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness senior to the ARP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to preferred stock for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (1)(A) through (1)(D); less

(2) the sum of any cash plus the value of any of our assets irrevocably deposited by us for the payment of any obligation described in (1)(B) through (1)(E) (“value,” for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody’s, it will be valued at its face value).

      Each Rating Agency may amend the definition of “ARP Shares Basic Maintenance Amount” from time to time. The Market Value of our portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our Valuation Procedures. For the purpose of calculating the ARP Share Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value” at page 23 in our SAI.
      Each Rating Agency’s Discount Factors, the criteria used to determine whether the assets held in our portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of our portfolio holdings for purposes of determining compliance with the ARP Shares Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the ARP Shares (a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part). The Discount Factor relating to any asset of the Company, the ARP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.
      A Rating Agency’s guidelines will apply to us only so long as that Rating Agency is rating ARP Shares. We will pay certain fees to Moody’s, Fitch and any other rating agency that provides a rating for the ARP Shares. The ratings assigned to ARP Shares are not recommendations to buy, sell or hold ARP Shares, and may be revised or withdrawn by the assigning Rating Agency at any time.
1940 Act ARP Shares Asset Coverage
      We are also required to maintain, with respect to ARP Shares, as of the last Business Day on any month in which any ARP Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the 1940 Act ARP Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last Business Day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain ARP Shares. See “Description of Auction Rate Preferred Stock.”
      We estimate that based on the composition of our portfolio as of [August 31], 2005, assuming the issuance of all ARP Shares offered hereby, and giving effect to the deduction of underwriting discounts and commissions and offering costs related thereto, estimated at $          , the 1940 Act ARP Shares Asset Coverage would be:

Value of our assets less liabilities not representing senior securities Senior securities representing indebtedness plus aggregate liquidation preference of ARP Shares	=	$	$	=	%
Notices
      Under the current Rating Agency Guidelines, after the Original Issue Date and in certain other circumstances, we are required to deliver to the Rating Agencies rating the ARP Shares (1) a certificate with respect to the calculation of the ARP Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act ARP Shares Asset Coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.
      Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any holder of preferred stock, including any ARP Shares, or any other stockholder. A copy of the current Rating Agency Guidelines will be provided to any holder of ARP Shares promptly upon request made by such holder by writing to us at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.

DESCRIPTION OF AUCTION RATE PREFERRED STOCK
      The following is a brief description of the terms of ARP Shares. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Maryland General Corporation Law (“MGCL”) and our Charter, including the Articles Supplementary classifying and designating the Auction Rate Preferred Shares, a form of which is attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the prospectus shall have the same meaning as defined in the Articles Supplementary.
General
      Our Charter authorizes the issuance of up to [20,000] shares of auction rate preferred stock, par value $0.001 per share, of which                      shares are designated as Series A,                      shares are designated as Series B and                      shares are designated as Series C, all with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. ARP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared, but without interest) to the date of final distribution. ARP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of common stock or other stock of the Company, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. ARP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”
      Beneficial Owners of ARP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository for the Agent Members with respect to the ARP Shares.
      In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for ARP Shares. Furthermore, pursuant to the terms of the Articles Supplementary, at any time the holders of ARP Shares are entitled to elect additional directors under the 1940 Act or because dividends have been in arrears for at least two full years, we are required to notify the Auction Agent. The Auction Agent is required to instruct our directors to call a special meeting of such holders, and once the meeting is called, mail a notice of such special meeting to the holders. See “— Voting Rights” below. However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.
      Except in an auction, we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any ARP Shares, so long as (1) we are current in the payment of dividends on ARP Shares and on any other of our shares ranking on a parity with ARP Shares with respect to the payment of dividends or upon liquidation, (2) we are in compliance with the 1940 Act ARP Shares Asset Coverage and we have Eligible Assets with an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount (as defined above), and (3) there is no event of default under any Borrowing that is continuing.
Dividends and Dividend Periods
      Holders of ARP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial dividend period and, thereafter, on each Dividend Payment Date with respect to a subsequent dividend period (generally a period of [     ] days for Series A and Series B, and [     ] days for Series C, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each dividend period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on ARP Shares. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.
      On the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends.
      All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder. Each dividend will be paid by the Paying Agent to the Holders as their names appear on our stock ledger or stock records, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.
      Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on our stock ledger or stock records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See “— Default Period” below. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends.
      The amount of dividends per share payable (if declared) on each Dividend Payment Date of each dividend period (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such dividend period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such dividend period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.
      Determination of Dividend Rate. The dividend rate for the initial dividend period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. For each subsequent dividend period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises us has resulted from an auction. See “The Auctions.”
      The initial dividend period for ARP Shares shall be  (     ) days for Series A,           (     ) days for Series B, and           (     ) days for Series C. Dividend periods after the initial dividend period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.
      A Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).
      Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date. For dividend periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such dividend period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such dividend period and on the Business Day following the last day of such dividend period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

      Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to ARP Shares by Moody’s and Fitch, as follows:

Moody’s Credit	Fitch Credit	Percentage of
Ratings	Ratings	Reference Rate

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%
      The “Reference Rate” is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), or (2) the applicable LIBOR. For Standard Dividend Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions with respect to dividend periods of more than the Standard Dividend Period.
      The Maximum Rate will apply automatically following an auction for ARP shares in which Sufficient Clearing Bids have not been made (other than because all outstanding ARP Shares of such series were subject to Submitted Hold Orders). If an auction for any dividend period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate for any such dividend period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).
      The All Hold Rate will apply automatically following an auction in which all of the outstanding ARP Shares of the applicable series are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.
      Prior to each auction, Broker-Dealers will notify Holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by us. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding dividend period and of the Auction Date of the next succeeding auction.
      Designation of Dividend Period. We will designate the duration of dividend periods of ARP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice has been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, ARP Shares shall have been cured as set forth under “— Default Period,” (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if we shall have mailed a notice of redemption with respect to any shares, as described under “— Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, we have confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and have consulted with the Broker-Dealers and have provided notice and a ARP Shares Basic Maintenance Report to each Rating Agency which is then rating the ARP Shares and so requires.
      Designation of a Special Dividend Period. If we propose to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the dividend period prior to such Special Dividend Period is fewer than eight days) nor more than thirty (30) Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that we will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Dividend Period, in which latter event the succeeding dividend period shall be a Standard Dividend Period.
      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, we shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that we have determined to designate the next succeeding dividend period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that we have determined not to exercise our option to designate a Special Dividend Period.
      If we fail to deliver either such notice with respect to any designation of a proposed Special Dividend Period to the Auction Agent or are unable to make the confirmation regarding Eligible Assets described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such dividend period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.
      Default Period. Subject to cure provisions, a “Default Period” with respect to the ARP Shares will commence on any date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).
      Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time, we have deposited irrevocably in trust in same-day funds with the Paying Agent all unpaid dividends and any unpaid Redemption Price. In the case of a Dividend Default, the Applicable Rate for each dividend period commencing during a Default Period will be equal to the Default Rate, and each subsequent dividend period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new dividend period.
      No auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m., New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).
Restrictions On Dividend, Redemption And Other Payments
      Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock, including ARP Shares, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any senior securities representing Indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing Indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock, including ARP Shares, or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to any senior securities representing Indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock).
      “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on, or purchases or redemptions of, ARP Shares, such asset coverages may be calculated on the basis of values determined as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
      In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, ARP Shares may be prohibited (1) at any time that an event of default under any Indebtedness has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with Indebtedness; or (3) we have not redeemed the full amount of any Indebtedness, required to be redeemed by any provision for mandatory redemption.
      Upon failure to pay dividends for two years or more, the holders of ARP Shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the Holders of ARP Shares upon any failure to pay dividends on ARP Shares.
      For so long as any ARP Shares are outstanding, except as contemplated by the Articles Supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to ARP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with ARP Shares as to dividends and upon liquidation), unless (1) there is no event of default under the any Indebtedness that is continuing; (2) immediately after such transaction, we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and we would maintain the 1940 Act ARP Shares Asset Coverage (see “Rating Agency Guidelines”); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the any Indebtedness, (4) full cumulative dividends on ARP Shares due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of ARP Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (see “— Redemption”).

Redemption
      Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may redeem ARP Shares having a dividend period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice to the Auction Agent. This optional redemption is not available during the initial dividend period or during other limited circumstances. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. ARP Shares having a dividend period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant dividend period, upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice to the Auction Agent, subject to any Specific Redemption Provisions, which may include the payment of a redemption premium in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available on the date fixed for redemption Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ARP Shares by reason of the redemption of ARP Shares, and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount.
      We also reserve the right to repurchase ARP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of ARP Shares, but are under no obligation to do so.
      Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of any Valuation Date or fail to satisfy the 1940 Act ARP Shares Asset Coverage as of the last Business Day of any month, and that failure is not cured within ten Business Days following the Valuation Date in the case of a failure to maintain the ARP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARP Shares Asset Coverage (each an “Asset Coverage Cure Date”), the ARP Shares will be subject to mandatory redemption out of funds legally available therefor. See “Rating Agency Guidelines” at page 30.
      The number of ARP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of ARP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having sufficient Eligible Assets to restore the ARP Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act ARP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, we will redeem all ARP Shares then outstanding), and (2) the maximum number of ARP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).
      We shall allocate the number of shares required to be redeemed to satisfy the ARP Shares Basic Maintenance Amount or the 1940 Act ARP Shares Asset Coverage, as the case may be, pro rata among the Holders of ARP Shares in proportion to the number of shares they hold, by lot or by such other method as we deem fair and equitable, subject to any mandatory redemption provisions.
      We are required to effect a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or we are not otherwise legally permitted to redeem, all of the required number of ARP Shares that are subject to mandatory redemption, or we otherwise are unable to effect the redemption on or prior to any Mandatory Redemption Date, we will redeem those ARP Shares on the earliest practicable date on which we will have funds available, upon notice to record owners of shares of ARP Shares and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

      The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a dividend period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).
      Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file with the SEC a notice of our intention to redeem ARP Shares in order to provide at least the minimum notice required by the rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We will deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of ARP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from us). Such notice will be confirmed promptly by the Auction Agent in writing not later than the close of business on the third Business Day preceding the redemption date by providing a notice to each Holder of shares of ARP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository (“Notice of Redemption”). Notice of Redemption will be addressed to the registered owners of ARP Shares at their addresses appearing on our share records. Such notice will set forth (1) the redemption date, (2) the number and identity of ARP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on the redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing will affect the validity of the redemption proceedings, except as required by applicable law.
      If fewer than all of the shares of ARP Shares are redeemed on any date, we will select the number of shares to be redeemed on that date on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as we determine to be fair and equitable, subject to the terms of any Specific Redemption Provisions. ARP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all ARP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the ARP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, we will select the particular shares to be redeemed by lot, on a pro rata basis or by such other method as we shall deem fair and equitable, as contemplated above.
      If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect the redemption, dividends on the shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of the shares to receive the redemption price, but without any interest or additional amount. The redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. We will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of ARP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of ARP Shares called for redemption may be entitled. We will be entitled to receive, from time to time, from the

Paying Agent the interest, if any, earned on the funds deposited with the Paying Agent and the holders of shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. Subsequent to such payment, Holders of ARP Shares called for redemption may look only to us for payment.
      So long as any ARP Shares are held of record by the nominee of the Securities Depository, the redemption price for the shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute those funds to the persons for whom they are acting as agent.
      Notwithstanding the provisions for redemption described above, no ARP Shares may be redeemed unless all dividends in arrears on the outstanding ARP Shares, and all of our shares ranking on a parity with ARP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation in which case all ARP Shares and all shares ranking in parity with the ARP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding ARP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding ARP Shares.
      Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any ARP Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any ARP Shares for which Notice of Redemption has been given and we are in compliance with the 1940 Act ARP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount after giving effect to the purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of Preferred Stock without designation as to series. If fewer than all the outstanding ARP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.
Liquidation Rights
      In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of ARP Shares then outstanding and any other shares ranking on a parity with the ARP Shares then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders, after satisfaction of claims of our creditors, of a liquidation preference in the amount equal to $25,000 per share of the ARP Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of ARP Shares will not be entitled to any premium to which such Holder might be entitled to receive upon certain redemptions of ARP Shares. After payment of the full amount of a liquidating distribution, the Holders of the ARP Shares will not be entitled to any further right or claim to our remaining assets.
      If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock, including ARP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock, including ARP Shares, ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon our dissolution, liquidation or winding up of our affairs, whether voluntary or involuntary, until payment in full is made to the Holders of

ARP Shares of the liquidating distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of common stock or any other class of our stock ranking junior to ARP Shares upon our dissolution, liquidation or winding up, and (2) no purchase, redemption or other acquisition for any consideration by us shall be made in respect of common stock or any other class of our stock ranking junior to ARP Shares upon our dissolution, liquidation or winding up.
      Our consolidation, reorganization or merger with or into any trust or company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up for the purposes of the provisions of the Articles Supplementary governing liquidation rights.
      In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under Maryland law, amounts that would be needed, if we were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the ARP Shares will not be added to our total liabilities.
Voting Rights
      Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of ARP Shares have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.
      In connection with the election of the Board of Directors, the holders of outstanding preferred stock, including ARP Shares, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock, including ARP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on the preferred stock, including ARP Shares, equal to at least two full years’ dividends shall be due and unpaid; or (b) at any time holders of any preferred stock, including ARP Shares, are entitled under the 1940 Act to elect a majority of the directors of the Company, then the number of directors constituting the Board shall automatically increase by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock, including ARP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock, including ARP Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors as so increased. The terms of office of the persons who are directors at the time of that election will continue. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred stock, including ARP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock, including ARP Shares (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of preferred stock, including ARP Shares, have the right to elect in any event), will terminate automatically. Any ARP Shares issued after the date hereof shall vote with ARP Shares as a single class on the matters described above, and the issuance of any other ARP Shares by the Company may reduce the voting power of each ARP Share.
      The affirmative vote of the holders of a majority of the outstanding preferred stock, including ARP Shares, determined with reference to a “majority of outstanding voting securities” as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

(1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers;

(2) create, authorize or issue stock of any class ranking senior to or in parity with the preferred stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred stock or reclassify authorized shares of stock into any stock senior to or on parity with the preferred stock (except that the Board of Directors, subject to various exceptions, without the vote or consent of the holders of preferred stock, may from time to time authorize, create and classify, and we may from time to time issue shares or series of preferred stock, including other series of ARP Shares, ranking in parity with ARP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of our affairs, and may authorize, reclassify and/or issue any additional shares of ARP Shares, including shares previously purchased or redeemed by us, subject to our continuing compliance with 1940 Act ARP Shares Asset Coverage and ARP Shares Basic Maintenance Amount requirements);

(3) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against us, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) or a substantial part of our property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing our inability to pay our debts generally as they become due or take any corporate action in furtherance of any such action;

(4) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of our assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the ARP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (5) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by our custodian and the Auction Agent; or

(5) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except we may borrow and issue senior securities as may be permitted by our investment restrictions; provided, however, that transfers of assets by us subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.
      The affirmative vote of the holders of a majority of the outstanding preferred stock, including ARP Shares, voting as a separate class, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. In addition, the affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, including the ARP Shares, voting separately from any other series, shall be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes any preferential right of such series; (2) creates, alters or abolishes any right in respect of redemption of such series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.
      The foregoing voting provisions will not apply with respect to ARP Shares if, at or prior to the time when a vote is required, such shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.
      The Board of Directors, without the vote or consent of any holder of preferred stock, including ARP Shares, or any other stockholder, may from time to time modify, alter or repeal any or all of any definitions set forth in the Rating Agency Guidelines (and the terms of the ARP Shares relating thereto) or covenants and other obligations or confirm the applicability of covenants and other obligations set forth in the Rating Agency Guidelines in connection with obtaining or maintaining the rating of any Rating Agency that is then rating the ARP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of ARP Shares or the holders thereof, provided the Board of Directors receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency’s rating) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.
      Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including ARP Shares, or any other stockholder, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase we would be in compliance with the ARP Shares Basic Maintenance Amount.
      Unless otherwise required by law, holders of ARP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles Supplementary. The holders of ARP Shares shall have no rights to cumulative voting. In the event that we fail to pay any dividends on ARP Shares, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

THE AUCTIONS
General
      Articles Supplementary. The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of ARP Shares, for each dividend period of shares of such series after the initial dividend period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such subsequent dividend period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”), in which persons hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to as an auction. Below is a brief description of the Auction Procedures. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Articles Supplementary, a form of which is attached as Appendix A to the SAI.
      Auction Agency Agreement. We have entered into an auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for ARP Shares so long as the Applicable Rate for shares is to be based on the results of an auction.
      The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice or upon notice to us on a date specified by the Auction Agent if we fail to pay the amounts due to the Auction Agent within 30 days of invoice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we have entered into such an agreement with a successor Auction Agent.
      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers we selected, which provide for the participation of those Broker-Dealers in auctions for ARP Shares.
      After each auction for ARP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge in the amount equal to: (i) in the case of any auction immediately preceding a dividend period of less than one year, the product of (A) a fraction the numerator of which is the number of days in the dividend period (calculated by counting the first day of such dividend period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000, times (D) the sum of the aggregate number of ARP Shares placed by such Broker-Dealer, or (ii) the amount mutually agreed upon by us and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer. For purposes of the preceding sentence, ARP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the auction or (3) a valid Hold Order.
      We may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.
      The Broker-Dealer Agreements each provide that a Broker-Dealer may submit Orders in auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an auction, the auction clearing rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an “all-hold” auction, or (c) the implementation of an auction clearing rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. Broker-dealers may, but are not obligated to, advise holders of ARP Shares that the rate that would apply in an “all-hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an “all-hold” auction. A Broker-Dealer may also, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction. In the Broker-Dealer Agreements, each Broker-Dealer agrees to handle customers’ orders in accordance with its duties under applicable securities laws and rules.
      The underwriters have advised us that the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission (the “SEC”) in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the underwriters conducted its own voluntary review and reported its findings to the SEC staff. At the SEC staff’s request, the underwriters are engaging in discussions with the SEC staff concerning its inquiry. Neither the underwriters nor the Company can predict the ultimate outcome of the inquiry or how that outcome will affect the market for ARP Shares or the auctions.
Auction Procedures
      Prior to the Submission Deadline on each Auction Date for a series of ARP Shares, each customer of a Broker-Dealer listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares of such series to that Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold shares of a series without regard to the Applicable Rate for the next dividend period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares of a series, if any, held by such Beneficial Owner if the Applicable Rate for the next succeeding dividend period shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding ARP Shares of a series if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — indicating the Beneficial Owner’s desire to sell ARP Shares of a series without regard to the Applicable Rate for the next dividend period.
      Orders submitted (or the failure to submit orders) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to those shares to its Broker-Dealer. A Beneficial Owner of shares that fails to submit an Order with respect to its shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to the shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an auction relating to a dividend period of more than [     ] days for Series A and Series B, and more than [     ] days for Series C, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to the shares to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the ARP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional ARP Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

      A customer of a Broker-Dealer that is not a Beneficial Owner of a series of ARP Shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of such series that wishes to purchase additional shares of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for such series for the next dividend period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.
      The Auction Process. Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of ARP Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and a Potential Holder in respect of ARP Shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of ARP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of ARP Shares held by it. A Broker-Dealer also may submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not our affiliate.
      If Sufficient Clearing Bids for a series of ARP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates between the Minimum Rate and the Maximum Rate is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for such series for the next succeeding dividend period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the auction. If Sufficient Clearing Bids for ARP Shares do not exist, the Applicable Rate for such series for the next succeeding dividend period thereof will be the Maximum Rate on the Auction Date therefor. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of ARP Shares, the Applicable Rate for such series for the next succeeding dividend period will be the All Hold Rate.
      The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of ARP Shares fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.
      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.
Secondary Market Trading and Transfer of ARP Shares
      The Broker-Dealers may maintain a secondary trading market of ARP Shares outside of auctions, but are not obligated to do so, and may discontinue this activity at any time. We have made no arrangements for the establishment of a secondary market. We can provide no assurance that this secondary trading market of ARP

Shares, if any is established, will provide owners with liquidity. ARP Shares are not listed on any exchange or quoted on any automated quotation system. Investors who purchase shares in an auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.
      A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of ARP Shares only in whole shares and only as follows:

(1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

(2) to or through a Broker-Dealer, or

(3) by transferring ARP Shares to us or any affiliate of ours;
provided, however, that (a) a sale, transfer or other disposition of ARP Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
      Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, royalty trusts and other Energy Companies.
      Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective. Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. Also, we may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks. For a more complete discussion of our portfolio composition, see “— Portfolio Composition.”
Investment Policies
      Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy Companies. We will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies.

•	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs.

•	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted securities will generally represent approximately 10% to 20% of our total assets.

•	We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

      Unless specifically noted otherwise, the percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.
      Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).
      We generally intend to enhance our total returns through the use of financial leverage, which includes the ARP Shares offered hereby and may include the issuance of additional shares of preferred stock, commercial paper or notes and other Indebtedness (each a “Leverage Instrument” and collectively, the “Leverage Instruments”), in an aggregate amount of up to 33 1/3% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.”
      We may use derivative investments to hedge against interest rate and market risks. We may engage in various interest rate and currency hedging transactions, including buying or selling options, entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that we use leverage, we expect to utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk. We may also engage in certain transactions intended to hedge our exposure to currency risks due to Canadian dollar denominated investments in royalty trusts.
      We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 15% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 10% of our total assets. On a daily basis, we do not intend to have a net short sale position in any individual sector (e.g., the MLP sector or the royalty trust sector) that exceeds 2% of total assets. See “Risk Factors — Short Sales Risk.”
      We may write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We expect to use these strategies on a limited basis. See “Risk Factors — Derivatives Risk.”
      We intend to be treated as a RIC for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of MLPs. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “— Investment Practices — Corporate Subsidiary.”
      For a more complete discussion of our portfolio composition, see “— Portfolio Composition.”
Investment Philosophy
      Kayne Anderson manages approximately $3.7 billion in securities of Energy Companies through a publicly traded MLP fund, a publicly traded energy fund and a number of private partnerships and separate accounts using multiple strategies, including structured investments, absolute rate-of-return investing, and private equity investments. Since 1984, Kayne Anderson has managed investment assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis (where estimated total returns and yields are quantified in light of associated risks) through a disciplined investment process. It achieves this objective through a disciplined investment process that identifies niche opportunities providing a significant current income component and the potential for capital appreciation. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally will look for, among other things, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team.
      A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities may consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts such as pending equity issuances, pending acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.
      Kayne Anderson has completed numerous transactions with both public and private companies in various forms, including secured debt, convertible preferred and direct equity investments. Its private equity strategy is to assist management owners of growth companies realize their full potential by providing flexible financing to help execute their expansion plans. Kayne Anderson intends to pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It will also seek opportunities to purchase outstanding securities on favorable terms from holders who have a desire, but a limited ability, to monetize their holdings. Kayne Anderson will identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants. These investments generally include restricted public securities (such as public securities subject to a lock-up period), private securities of public companies with registration rights, private securities of public companies with no conversion or registration rights, and private securities of privately held companies.
      We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market investment opportunities and to source and structure private investments in Energy Companies due to the following:

•	Market Knowledge and Industry Relationships. Through its activities as an experienced investor in Energy Companies, Kayne Anderson has developed both expertise and important relationships with industry managers. We believe that this combination of knowledge and relationships will enable us to recognize and capitalize on long-term trends in the industry and to identify differences in value among individual companies.

•	Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has extensive experience identifying and structuring investments in Energy Companies. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of Energy Company securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector.

•	Technical Expertise. Kayne Anderson’s investment team includes individuals with extensive technical, industry and reserve engineering experience. The technical team further distinguishes Kayne Anderson from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments. We believe this technical expertise enables Kayne Anderson to select investments that offer superior potential for income and capital appreciation.

Portfolio Composition
      At any given time, we expect our portfolio to be composed principally of the investments discussed in this section. A more detailed description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our statement of additional information.
      Equity Securities. We may invest in equity securities, including common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
      Restricted/ Unregistered Securities. We also may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
      Our investments in restricted securities may include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
      Energy Companies. Under normal market conditions, we will invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, royalty trusts and other companies that operate assets used in, or provide energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
      Master Limited Partnerships. We will directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs that are treated as publicly traded partnerships for federal income tax purposes. This limit does not apply to (1) securities issued by MLP affiliates, such as I-shares or general partner interests, (2) our indirect investments in MLPs, such as an investment in another issuer with investments in MLPs.
      MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.
      MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
      General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

      I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE.
      MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs, coal MLPs and shipping MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

•	Shipping MLPs are engaged in the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other energy-related natural resources as well as the provision of logistics services associated with such activities. Shipping MLPs generally own and operate tankers, tank barges and tug boats that transport such commodities on a charter, or fee, basis.
      Royalty Trusts and Income Trusts. Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.
      Royalty trusts in which we invest are generally “grantor trusts” for U.S. income tax purposes and “mutual fund trusts” for Canadian income tax purposes and can generally be classified in the categories described below.
      Canadian Pipeline Trusts. Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
      Canadian Power Trusts. Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.
      Oil and Gas Trusts. There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian royalty trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

•	Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

•	U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.
      Other Energy Companies. We may invest in other companies that are engaged in the business of producing, exploring, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities, or derive 50% or more of their revenue from such activities or from the provision of energy related services to such companies. Such other Energy Companies include, but are not limited to, exploration and production, marine energy companies and coal companies.
      Marine Energy Companies. Marine energy companies are engaged in providing two primary services: (i) the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other energy-related natural resources as well as the provision of logistics services associated with such activities and (ii) the provision of offshore service vessels used to support offshore oil and gas exploration, development and production and to provide other marine services.
      Marine energy transportation companies provide transportation and distribution services through the ownership and operation of several types of vessels: (i) crude oil tankers; (ii) LNG tankers; (iii) other tank vessels, including tank barges and other tankers; and (iv) tugboats.

      Crude oil tankers are operated by major oil companies (including state-owned companies) that generally operate captive fleets (which are not separately publicly traded) and independent operators (some of which are publicly traded) that charter out their vessels for voyage or time charter use. With the majority of the world’s crude oil supply located in the Middle East, seaborne transportation is necessary to meet the demands of other regions. Independent operators’ charter rates are extremely sensitive to tanker supply and demand which is a function of locations of oil production, refining, consumption, world oil demand and supply and the distance that oil is transported.
      LNG tankers provide a cost-effective means for transporting natural gas overseas. After natural gas is transported by pipeline from production fields to a liquefaction facility, it is supercooled to a temperature of approximately -260 degrees Fahrenheit, whereby its volume is reduced to approximately 1/600th of its volume in a gaseous state. The reduced volume facilitates economical storage and transportation by LNG tankers over long distances, enabling countries with limited natural gas reserves or limited access to long-distance transmission pipelines to meet their demand for natural gas. The LNG is transported overseas to a receiving terminal, where it is offloaded and stored in heavily insulated tanks. In regasification facilities at the receiving terminal, the LNG is returned to its gaseous state and then shipped by pipeline for distribution to natural gas customers.
      Other tank vessels are used frequently to continue the transportation of refined petroleum products and other energy-related natural resources along the distribution chain after such products have first been transported by another method of transportation, such as a pipeline. Many coastal areas in the U.S. have access to refined petroleum products only by using marine transportation as the last link in their distribution chain. In addition, tank vessel transportation is generally a more cost-effective and energy-efficient means of transporting bulk commodities such as refined petroleum products than transportation by rail car or truck. The carrying capacity of a 100,000 barrel tank barge is the equivalent of approximately 162 average-size rail tank cars and approximately 439 average-size tractor trailer tank trucks. Other tank vessels consist of tankers, which have internal propulsion systems, and tank barges, which do not have propulsion systems and are instead pushed or towed by a tugboat, which are equipped to push, pull or tow tank barges alongside.
      Offshore service vessels are generally used to support offshore oil and gas exploration, development and production and to provide other marine services. The largest class of offshore service vessels are supply vessels (also called workboats), which are capable of transporting drillpipe, drilling fluids and construction materials. Other service vessels include tug/supply vessels, which have more powerful engines and are capable of towing and positioning offshore rigs; crewboats, which transport personnel; special service vessels, including geophysical boats which perform offshore seismic testing functions; and safety vessels, which are available for emergency response services related to oil and gas exploration, drilling and production. Although vessels servicing the offshore oil and gas industry are used to support existing production platforms, incremental vessel demand is largely dependent on new offshore drilling activity associated with new wells or the workover of older wells. Therefore, the demand for offshore service vessels generally correlates with oil and gas prices.
      Coal Companies. Coal companies are engaged in the owning, leasing, managing, production, processing and sale of coal and coal reserves. The primary use for coal is to fuel electric power generation. In calendar year 2002, it is estimated that coal generated 50% of the electricity produced in the U.S. according to the Energy Information Administration, a statistical agency of the U.S. Department of Energy. Coal is also used by steel companies to make products with blast furnaces and by a variety of industrial users to heat and power foundries, cement plants, paper mills, chemical plants and other manufacturing and processing facilities.
      Oil and Gas Exploration and Production (“E&P”) Companies. Oil and gas E&P companies are engaged in the extraction and development of oil and gas from onshore and offshore geological reservoirs. As with oil and gas trusts, as an E&P company’s underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. Unlike oil and gas trusts, however, E&P companies typically do not distribute much, if any, of their cash flow to investors, instead utilizing such cash flows to explore for, develop and produce additional oil and gas reserves. This exploration and development activity requires drilling new oil and gas wells, which carries the risk of drilling unproductive wells, or dry holes. As a result, E&P companies are exposed to significant operational risk in addition to being exposed to commodity price risks, which affect the price at which they are able to sell the oil and gas they produce, as well as depletion and decline risks. To offset commodity price risks, many E&P companies engage in oil and gas hedging strategies on a regular basis.
      Utility Companies. Utility companies are involved in providing products, services or equipment for the generation, transmission, distribution or sale of electricity, gas or water. Electric utilities, gas utilities (also called local distribution companies or “LDCs”) and water utilities deliver electricity, natural gas and water, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric, gas and water utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. However, electric utilities and LDCs do generally generate less profits and cash flows during certain periods of abnormal weather conditions (i.e., warmer winters or cooler summers than typical) as the amount of electricity or gas they distribute is negatively affected by such weather events. Additionally, electric, water and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, water and wastewater contract management, and commodity marketing businesses. Electric, gas and water utilities are either owned by public investors or are public systems owned by local governments.
      Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
      Debt Securities. The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Fitch Ratings or Standard & Poor’s, a comparable rating by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. Securities rated Ba by Moody’s Investors Service, Inc. are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch Ratings are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering are being invested, during periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents or high quality debt securities. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our common stock may be adversely affected and we may not pursue or achieve our investment objective.
Investment Practices
      In addition to holding the portfolio investments described above, we may, but are not required to, use the following investment practices.
      Use of Derivatives. We may use derivative investments to hedge against interest rate and market risks. We may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.
      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” on page 23 in this prospectus and “Investment Policies and Techniques” in our SAI for a more complete discussion of these transactions and their risks.
      In addition, we may engage in transactions intended to hedge the currency risk to which we may be exposed because we will be making Canadian dollar denominated investments in royalty trusts. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne Anderson’s ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk.”
      We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Short Sales Risk.”
      Use of Arbitrage and Other Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Short Sales Risk.”
      We may write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We expect to use these strategies on a limited basis. See “Risk Factors — Derivatives Risk.”

      Financial Leverage. We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to 33 1/3% of our total assets after such use or issuance. See “Use of Leverage.”
      Portfolio Turnover. We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.
      Corporate Subsidiary. In the future, we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with our investment policies (see “— Investment Policies”), we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets.
      Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest through our subsidiary, a higher amount of our assets in equity or debt securities of MLPs.
      Securities issued by certain Energy Companies (such as certain U.S. royalty trusts which are taxed as grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. Such securities, if held by our taxable subsidiary, may produce “qualified” income, but the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. See “Tax Matters — Qualification as a RIC.”
      Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities. See “Net Asset Value” on page 23 of our SAI.

MANAGEMENT
Directors and Officers
      Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by Kayne Anderson. Our Board currently consists of 5 Directors: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Terrence J. Quinn, and Kevin S. McCarthy. A majority of our Board consists of Directors that are not our “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who will serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. All of our Directors currently serve on the board of directors of Kayne Anderson MLP Investment Company, a closed-end investment company registered under the 1940 Act that is advised by Kayne Anderson.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Independent Directors
Anne K. Costin(1) (born 1950)	Director	2-year term/served since May 2005	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. From July 2003 to her retirement, she held the position of Managing Director, and for the three years prior to July 2003 she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company
Steven C. Good (born 1942)	Director	1-year term/served since May 2005	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Gerald I. Isenberg (born 1940)	Director	3-year term/served since May 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds(2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson MLP Investment Company; Partners for Development
Terrence J. Quinn (born 1951)	Director	2-year term/served since May 2005	Mr. Quinn is Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, a private equity investment firm. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson MLP Investment Company

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Interested Director and Officers
Kevin S. McCarthy(3) (born 1959)	Director; Chief Executive Officer; President	1-year term as a Director/served since May 2005; elected annually as an officer/ served since May 2005	Mr. McCarthy has served as the Chief Executive Officer of Kayne Anderson MLP Investment Company since July 2004 and as a Senior Managing Director of Kayne Anderson since June 2004. Prior to that, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated.	Kayne Anderson MLP Investment Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C.
Ralph Collins Walter (born 1946)	Chief Financial Officer	Elected annually/served since May 2005	Mr. Walter has served as the Chief Financial Officer of Kayne Anderson MLP Investment Company since July 2004. Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S.-based, investment-banking arm of ABN-AMRO Bank.	Knox College
David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	Mr. Shladovsky has served as the Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company since September 2004. Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None
J.C. Frey (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004, and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None
James C. Baker (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of Kayne Anderson Energy Total Return Fund, as defined in the 1940 Act, during and until the completion of this offering and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund by virtue of his employment relationship with Kayne Anderson, our investment adviser.
      Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.
Investment Adviser
      Kayne Anderson is our investment adviser. Kayne Anderson also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. Kayne Anderson is a California limited partnership and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984. As of September 30, 2005, Kayne Anderson managed approximately $4.6 billion. Kayne Anderson has invested in MLPs since 1998 and in royalty trusts since 1992. Kayne Anderson currently manages more than $3.7 billion invested in the securities of MLPs, MLP affiliates, royalty trusts and other Energy Companies.
      Kayne Anderson’s management of our portfolio will be led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Messrs. McCarthy and Frey will also draw on the research and analytical support of David LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular. Other professionals contributing to the management of our portfolio include Richard J. Farber, James C. Baker, Stephen Smith and Sumit Mathai.
      Kevin S. McCarthy will serve as our Chief Executive Officer. Since July 2004, he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson since June 2004. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the energy industry. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
      J.C. Frey is a Senior Managing Director of Kayne Anderson. He is a portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company. Mr. Frey began investing in Energy Company securities on behalf of Kayne Anderson in 1998 and has served as portfolio manager for several of Kayne Anderson’s Energy Company funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from

Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
      Richard A. Kayne is Chief Executive Officer of Kayne Anderson, its affiliated investment adviser, Kayne Anderson Rudnick Investment Management, LLC, and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management 1968.
      Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.
      David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Energy Company investments. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.
      Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the Energy Company area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.
      James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the Energy Company area. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry, with a focus on MLPs, MLP affiliates and other Energy Companies. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.
      Stephen Smith is a Managing Director of Kayne Anderson. Mr. Smith provides analytical support in the Energy Company area and is responsible for client relations. Mr. Smith joined Kayne Anderson in 2002. From 2000 to 2002, Mr. Smith was an Associate with Goldman, Sachs, Inc.’s Telecommunications, Media and Entertainment investment banking group. In 1999, he was a summer associate in corporate finance with Salomon Smith Barney while attending graduate business school. From 1997 to 1998, Mr. Smith was an analyst with Kayne Anderson. He received a BBA degree in Marketing and Finance from the University of

Texas at Austin in 1993 and an MBA degree in Finance from UCLA’s Anderson School of Management in 2000.
      Sumit Mathai is a research analyst responsible for MLPs, MLP affiliates, royalty trusts, and high-yield Energy Company securities. Prior to joining Kayne Anderson in 2004, Mr. Mathai was an associate with Citicorp in the Energy Global Relationship Bank and an analyst with Salomon Smith Barney in Energy Investment Banking and Acquisition Finance from 1997 to 2004. In 1997, Mr. Mathai was an analyst with Coastal Power Corporation focusing on greenfield power projects and acquisitions in South Asia. Mr. Mathai received a BA degree in Economics in 1997 and an MBA degree in 2004, both from Rice University.
      Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.
      Kayne Anderson’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.
Investment Management Agreement
      Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and Kayne Anderson, we pay Kayne Anderson, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of our average monthly total assets. The management fees are payable for each month within five days after the end of that month. During the first year of our investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson has contractually agreed to waive or reimburse us for fees and expenses in an amount equal on an annual basis to 0.25% of our average monthly total assets. During our second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse us for fees and expenses in an amount equal on an annual basis to 0.125% of our average monthly total assets.
      For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.
      In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF OUR COMMON STOCK
      The following is a brief description of our common stock. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the MGCL, our Charter and our Bylaws.
      As of September 30, 2005, our authorized common stock consisted of 200,000,000 shares of stock, par value $0.001 per share, 32,204,000 of which were issued and outstanding. Our common stock is listed on the NYSE under the symbol “KYE”. There are no outstanding options or warrants to purchase our common stock. We have not authorized the issuance of any of our common stock under any equity compensation plans.
      All shares of our outstanding common stock have equal rights as to earnings, assets, dividends and voting and have been duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Under Maryland Law, our stockholders generally are not personally liable for our debts and obligations.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW
AND OUR CHARTER AND BYLAWS
      The following description is based on relevant portions of the MGCL and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
      The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
      Board Power to Amend Charter to Increase Number of Authorized Shares, Reclassify and Issue Stock. Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
      Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
      Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
      Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
      Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
      Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
      Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
      Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
      Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.
Closed-End Structure
      Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Possible Conversion to Open-End Fund Status
      Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80% of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws — Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock and certain other Indebtedness then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to an open-end company, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS
      The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.
      This section summarizes the material U.S. federal income tax consequences of owning ARP shares for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. Investors should consult their own tax advisors regarding the tax consequences to them, in light of their particular circumstances, of investing in us.
Federal Income Taxation of Kayne Anderson Energy Total Return Fund
      We intend to elect to be treated as and to qualify each year for special tax treatment afforded a RIC under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed in a timely manner to our stockholders.
      We intend to invest in U.S. royalty trusts that are expected to derive income and gains from the production of oil and gas. Unlike Canadian royalty trusts, U.S. royalty trusts are legally precluded from making acquisitions financed by new debt and/or equity. U.S. royalty trusts are generally treated as grantor trusts for U.S. federal income tax purposes, which means that we will be taxed directly for our share of the trust income and will be entitled to our share of the trusts’ deductions and tax credits. We would be deemed to directly own the assets of each U.S. royalty trust, and would need to look at the underlying items of income in the U.S. royalty trust to determine whether that income will have an effect on our qualification as a RIC. We intend to monitor our investments in U.S. royalty trusts to maintain our continued qualification as a RIC.
Qualification as a RIC
      We intend to qualify for the special tax treatment afforded to RICs under the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.
      The Income Test. At least 90% of our annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test.
      The Asset Diversification Test. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
      The Distribution Test. Our deduction for dividends paid to our stockholders must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax- exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income.
      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
      If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
      Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.
      The tax treatment of our investments in royalty trusts will differ depending on whether such entities are treated as corporations, partnerships, or grantor trusts for federal income tax purposes. In particular, certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we would be deemed for tax purposes to directly own the assets of such royalty trusts. As a result, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for tax purposes, including for purposes of meeting the income distribution requirements applicable to RICs.
      Securities issued by certain Energy Companies (such as U.S. royalty trusts which are grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. To the extent that we hold such securities indirectly through investments in a taxable subsidiary formed by us, those securities may produce “qualified” income. However, the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.

Federal Income Tax Treatment of Holders of ARP Shares
      Based in part on the lack of any present intention on our part to redeem or purchase the ARP Shares at any time in the future, the fund believes that under present law the ARP Shares will constitute stock of us and distributions with respect to ARP Shares (other than distributions in redemption of ARP Shares that are treated as exchanges under Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. This view relies in part on a published ruling of the Internal Revenue Service (“IRS”) stating that certain preferred stock similar in many material respects to the ARP Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the ARP Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by us to holders of ARP Shares would constitute interest, whether or not such distributions exceeded our earnings and profits, would be included in full in the income of the recipient and would be taxed as ordinary income.
      Distributions we pay to you from our investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning on or before December 31, 2008. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of our taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
Sale of ARP Shares
      The sale or other disposition of ARP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of ARP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the amount of cash and fair market value of any property received in exchange therefor and their adjusted tax basis in the shares sold. If such ARP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the ARP Shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends.

      Capital gain or loss will generally be long-term capital gain or loss if the ARP Shares were held for more than one year. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2008. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. Any loss upon the sale or exchange of the ARP shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. A holder’s ability to deduct capital losses may be subject to other limitations under the Code.
Backup Withholding
      We are required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Certain Canadian Federal Income Tax Considerations
      The following is a summary of the principal Canadian federal income tax considerations generally applicable to us in respect of our investment in royalty trusts. The summary is of a general nature only and is based upon the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency (“CRA”) will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Tax Act and the Regulations (the “Tax Proposals”) publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each royalty trust that we will invest in will qualify as a “mutual fund trust” as defined in the Tax Act at all relevant times. If a royalty trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different.
      Any distribution of the income of a royalty trust (excluding any net realized taxable capital gain that the royalty trust has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Canada United States Income Tax Convention (the “Treaty”) whether the distribution is made in cash or additional Units.
      A royalty trust may designate under the Income Tax Act (Canada) (the “Canadian Tax Act”) the portion of taxable income distributed to non-resident unitholders as net realized taxable capital gains of the royalty trust. This capital gain portion of a distribution to a non-resident unitholder such as us will not be subject to tax under the Canadian Tax Act (but see the discussion of the Tax Proposals below).
      Draft legislation released by the Canadian Minister of Finance on December 6, 2004 will generally treat distributions to a non-resident unitholder by a royalty trust out of net gains a royalty trust realizes on dispositions of “taxable Canadian property” (as defined in the Canadian Tax Act), which includes real property situated in Canada, as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.
      Also under these tax proposals, distributions made by certain types of royalty trusts to us that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains of the royalty trust, commonly referred to as “returns of capital”) will be subject to a special tax at the rate of 15%. The types of royalty trusts subject to this special tax are those in respect of which the Units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the Units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld from such distributions by a royalty trust. Some or all of this special tax may be refunded to us if we realize a capital loss on the disposition of Units or of other “Canadian property mutual fund investments”, as defined in these Tax Proposals.
      The amount distributed to us in a taxation year by a royalty trust may exceed the income of the royalty trust for tax purposes for that year giving rise to “returns of capital” as described above. Subject to the above discussion of the Tax Proposals, such distributions in excess of the royalty trust’s income in a year to us will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the Units we hold. If, as a result, our adjusted cost base of the Units in any taxation year would otherwise be a negative amount, we will be deemed to realize a capital gain in such amount for that year, and our adjusted cost base of the Units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by us is described below. The non-taxable portion of net realized capital gains of a royalty trust that is paid or payable to us and the amount of any distribution subject to the proposed special tax on returns of capital described above will not reduce the adjusted cost base of the Units we hold.
      We generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of Units of a royalty trust (whether on redemption, by virtue of our adjusted cost base becoming negative or otherwise) unless the Units represent “taxable Canadian property” to us for the purposes of the Canadian Tax Act and we are not entitled to relief under the Treaty. Units of a royalty trust held by us generally will not be considered to be “taxable Canadian property” unless (i) at any time during the 60-month period immediately preceding the disposition by us, not less than 25% of the issued Units were owned by us and/or persons with whom we do not deal at arm’s length; (ii) at the time of disposition, the royalty trust is not a “mutual fund trust” for purposes of the Canadian Tax Act; or (iii) the Units are otherwise deemed to be “taxable Canadian property”. Where the Units we hold are “taxable Canadian property”, a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the Units do not derive their value principally from real property situated in Canada.
      Currently, a royalty trust that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the “maintained or established test”), unless all or substantially all of its property is property other than “taxable Canadian property” as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian federal budget included certain Tax Proposals which would have amended the operation of the “maintained or established test.” In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of “taxable Canadian property”, Canadian resource property and timber resource property would also be included in restricting the availability of relief under the “maintained or established test”. On December 6, 2004, the Department of Finance issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. A more global consultation process concerning royalty trusts commenced on September 8, 2005 with the publication by the Department of Finance of a consultation paper. The stated focus of the consultation paper is to assess the tax and economic efficiency implications of royalty trusts and other flow through entities to determine if the current tax system is appropriate or should be modified. Although the consultation paper does not propose any particular legislative or administrative changes, it identifies possible policy approaches, including limiting the deduction of interest expenses by operating entities, taxing royalty trusts and flow through entities in a manner similar to corporations or integrating the personal and corporate income tax systems to make the tax system more neutral between forms of business organizations. On September 19, 2005, the Minister of

Finance (Canada) announced that he had requested that CRA postpone providing advance income tax rulings respecting royalty trusts and other flow through entity structures effective immediately, that the Department of Finance (Canada) is closely monitoring developments in the flow through entity market with a view to proposing measures in response to the consultations and that consideration would be given to what, if any, transitional measures are appropriate. Accordingly, further changes in this area are possible, some of which might be material. However, we have no way of predicting what changes, if any, would be made, and any consequence thereof.
      We intend to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Royalty Trusts in which we invest are treated as corporations for U.S. federal income tax purposes, our income and gain generated from such investments will generally be qualifying income, and a unit of such a trust will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian Royalty Trust is a PFIC (as defined above), we will be subject to additional rules described above relating to tax consequences of an investment in a PFIC.
      If the Canadian royalty trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on our qualification as a RIC will depend on whether the Canadian royalty trust is a qualified publicly traded partnership (as described above) or not. If the Canadian royalty trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian royalty trust, however, is not treated as a qualified publicly traded partnership, then the effect on our qualification as a RIC of an investment in such Canadian royalty trust will depend upon the amount and type of income and assets of the Canadian royalty trust allocable to us. We intend to monitor our investments in Canadian royalty trusts to maintain our continued qualification as a RIC.
Other Taxation
      Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the American Jobs Creation Act of 2004 (the “2004 Jobs Act”), certain dividends designated by us as “interest-related dividends” that are received by most of our foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) we earn that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.
      Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in ARP Shares.
Tax Risks
      Investing in ARP Shares involves certain tax risks, which are described in the section “Risk Factors — Tax Risks.”

UNDERWRITING
      [                    ] are acting as underwriters in this offering. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of ARP Shares set forth opposite the underwriter’s name.

	Series A	Series B	Series C
Underwriters	ARP Shares	ARP Shares	ARP Shares

Total

      The underwriting agreement provides that the obligations of the underwriters to purchase the ARP Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the ARP Shares if they purchase any such shares.
      The underwriters propose to offer some of the ARP Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the ARP Shares to dealers at the public offering price less a concession not to exceed $[          ] per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $[          ] per share on sales to other dealers. There is a sales charge or underwriting discount of $[          ] per share, which is equal to [          ]% of the initial public offering price per share. If all of the ARP Shares are not sold at the initial offering price, the underwriters may change the public offering price and other selling terms. Investors must pay for any ARP Shares purchased in this offering on or before [          ].
      We estimate that we will incur approximately $[          ] in expenses in connection with this offering.
      We and Kayne Anderson have each agreed that, for a period of [          ] days from the date of this prospectus, we and they will not, without the prior written consent of [                    ], on behalf of the underwriters, sell, contract to sell, or otherwise dispose of any of our senior securities (as defined in the 1940 Act), or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase our senior securities other than ARP Shares. [                    ], on behalf of the underwriters, in its sole discretion, may release any of the securities subject to those lock-up agreements at any time without notice.
      Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, for which they have received, and will in the future receive, customary fees and expenses.
      We anticipate that the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter. We anticipate that the underwriters or one of their affiliates may from time to time act in auctions as a Broker-Dealer or dealer and receive fees as described under “Description of Auction Rate Preferred Stock.”
      A prospectus in electronic format may be made available by one or more of the underwriters. The underwriters may agree to allocate a number of ARP Shares for sale to their online brokerage account holders. In addition, ARP Shares may be sold by the underwriters to securities dealers who resell ARP Shares to online brokerage account holders.
      We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
      The respective addresses of the underwriters are:

AUCTION AGENT, TRANSFER AGENT, REGISTRAR, DIVIDEND PAYING AGENT AND
REDEMPTION AGENT
      The Bank of New York will act as the Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to ARP Shares. Its principal business address is 101 Barclay Street, New York, New York 10286.
ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT
      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.
      The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.
      Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.
LEGAL OPINIONS
      Certain legal matters in connection with ARP Shares will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Sidley Austin Brown & Wood llp, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Sidley Austin Brown & Wood llp may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

$[                  ]
Auction Rate Preferred Stock
[                                    ] shares, Series A
[                                    ] shares, Series B
[                                    ] shares, Series C

PROSPECTUS
[                    ], 2005

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED NOVEMBER 2, 2005
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Energy Total Return Fund, Inc. (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company.
     This statement of additional information relating to our Auction Rate Preferred Stock (“ARP Shares”), Series A, Series B, and Series C, is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated [                 ], 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing ARP Shares. Investors should obtain and read our prospectus prior to purchasing ARP Shares. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.
     This statement of additional information is dated [                 ], 2005.

- i -

INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). There can be no assurance that we will achieve our investment objective.
     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
Investment Restrictions
     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risk Factors — Leverage Risk” in the prospectus.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies, with percentage limitations that apply under normal market conditions:
•	We will invest at least 80% of our total assets in securities of Energy Companies.

•	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies.

•	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs.

•	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted securities will generally represent approximately 10% to 20% of our total assets.

•	We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.
     Unless specifically noted otherwise, the percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.
     Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).
     We intend to be treated as a regulated investment company (“RIC”) for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of MLPs. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “Investment Objective and Policies — Investment Practices — Corporate Subsidiary” in our prospectus.

INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus.
Short-Term Debt Securities
     For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
Equity Securities
     Below is additional information regarding equity securities in which we intend to invest.

     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security
     Depository Receipts. We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
     Royalty Trusts and Income Trusts. Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

     Royalty trusts in which we will invest will generally be “grantor trusts” for U.S. income tax purposes and “mutual fund trusts” for Canadian income tax purposes and can generally be classified in the categories described below.
     Canadian Pipeline Trusts. Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
     Canadian Power Trusts. Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.
     Oil and Gas Trusts. There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian royalty trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.
•	Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

•	U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.
Master Limited Partnership Interests
     MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

     I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).
Below Investment Grade and Unrated Debt Securities
     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc. from B- to BB+ by Fitch Ratings or Standard & Poor’s or a comparable rating by another rating agency, or which are determined by Kayne Anderson on a reasonable basis to be of comparable credit quality.
     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, your investment in us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.
     See Appendix B to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.
Thinly-Traded Securities
     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.
Margin Borrowing
     We may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Our Use of Derivatives, Options and Hedging Transactions
     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.
     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.
     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.
     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.
     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.
     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.
     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.
     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.
     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.
     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.
     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.
     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.
     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
When-Issued and Delayed Delivery Transactions
     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Portfolio Securities
     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Terrence J. Quinn, and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to a relationship with one of the underwriters in this offering, Ms. Costin is expected to be considered an “interested person” of the Company, as defined in the 1940 Act, until after the completion of this offering and, in the future, may be treated as an “interested person’” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin.
     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. All of our Independent Directors, Ms. Costin and Messrs. Good, Isenberg and Quinn are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Quinn and McCarthy are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Quinn serve on the Audit Committee. Because we are recently organized, none of the committees have met during our last fiscal year.
     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us	Fund Complex(1)
Anne K. Costin	$41,000	$82,000
Steven C. Good	$41,000	$82,000
Gerald I. Isenberg	$41,000	$82,000
Terrence J. Quinn	$41,000	$82,000
Kevin S. McCarthy	$41,000	$82,000

(1)	The Directors also oversee Kayne Anderson MLP Investment Company.
     None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates (other than their service as our directors and as directors of Kayne Anderson MLP Investment Company). From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2004:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director (1)	Director in Fund Complex (2)
Anne K. Costin	None	$10,000-$50,000
Steven C. Good	None	$10,000-$50,000
Gerald I. Isenberg	None	None
Terrence J. Quinn	None	$10,000-$50,000
Kevin S. McCarthy	None	Over $100,000

(1)	The Directors did not own any of our equity as of December 31, 2004 because we had not yet begun operations.

(2)	The Directors also oversee Kayne Anderson MLP Investment Company.
     [Certain officers of Kayne Anderson, [including all of our officers,] are expected to purchase approximately $[___] of ARP Shares in connection with this offering.]
Except as described in the table below, as of the date of this statement of additional information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of December 31, 2004.

	Name of Owners and
	Relationships to
Director	Director	Company	Title of Class	Value of Securities	Percent of Class
Gerald I. Isenberg	Self	Kayne Anderson	Partnership units	$2,041,614	0.39%
		Capital Income
		Partners (QP), L.P.(1)

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
     As of the date of this statement of additional information, our Independent Directors (excluding Ms. Costin) and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.
INVESTMENT ADVISER
     Kayne Anderson, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.
     Kayne Anderson acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect for us from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.
     At a meeting on May 23, 2005, the Board of Directors considered the key proposed terms of the Investment Management Agreement between us and Kayne Anderson. At a meeting on June 15, 2005, the Board reviewed and evaluated information provided by Kayne Anderson in accordance with Section 15(c) of the 1940 Act and considered the initial approval of the Investment Management Agreement. At the meeting, the Board reviewed a number of factors, including the nature, extent and quality of the services to be provided by Kayne Anderson, the investment performance of Kayne Anderson, the costs of the services to be provided and profits and other benefits to be realized by Kayne Anderson and its affiliates from their relationship with us.
     In reviewing the services expected to be provided to us, the Board considered the favorable performance information for other investment companies managed by Kayne Anderson. The Board also considered the high quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to us, as well as the time and resources expected to be provided by Kayne Anderson.

     In considering the fees and expenses estimated to be borne by us, the Board relied in part upon comparisons of the services to be rendered and the amounts to be paid under the Investment Management Agreement with those under other advisory contracts, including other contracts of Kayne Anderson and those paid to other investment advisers by registered closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that invest nearly all of their assets in public securities have management fees that are lower than the proposed management fee, while other comparable funds paid higher management fees. Because we expect to invest approximately 10% to 20% of our total assets in unregistered or otherwise restricted securities of Energy Companies (also commonly referred to as private placements), and may invest up to 50% of our total assets in such securities, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in such securities. The Board noted that some of the companies had incentive fees that potentially would substantially exceed the proposed fee. The Board also considered Kayne Anderson’s agreement to waive a portion of its management fees during the first two years of our operations. The Board noted that the management fee did not include any breakpoints, and that it was based on the projected size of our total assets.
     In considering the benefits derived by Kayne Anderson and its affiliates from their relationship with us, the Board noted that Kayne Anderson’s affiliated broker may be used to execute some of our portfolio transactions and that Kayne Anderson may receive research from some of the other firms that execute our portfolio transactions. The Board also considered the indirect benefits that might be received by Kayne Anderson in advising us.
     Based on its review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by us under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the Investment Management Agreement with Kayne Anderson was in our best interests and in the best interests of our stockholders.
CODES OF ETHICS
     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.
     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863 or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Adviser determines that such conflict prevents the Adviser from determining how to vote on the proxy proposal in the best interests of the Company, the Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that the Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2006 will be made available on or around August 30, 2006, (i) without charge, upon request, by calling (877) 657-3863 (toll-free); and (ii) on the SEC’s website at http://www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
INDEBTEDNESS
     The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Indebtedness”) and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Indebtedness over the stated interest rate.
     Limitations on Indebtedness. Under the requirements of the 1940 Act, we, immediately after any Indebtedness is incurred, must have an asset coverage of at least 300%. With respect to any Indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Indebtedness represented by senior securities issued by us. Certain types of Indebtedness may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.
     Distribution Preference. The rights of our lenders to receive interest on and repayment of principal of any such Indebtedness may be senior to those of the ARP Shares, and the terms of any such Indebtedness may contain provisions which limit certain activities, including the payment of dividends to stockholders in certain circumstances.
     Voting Rights. The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Indebtedness. Any Indebtedness will likely be ranked senior or equal to all other existing and future borrowings by us.
     The discussion above describes our Board’s present intention with respect to an offering of Indebtedness. If authorized by the Board, the terms of any Indebtedness may be the same as, or different from, the terms described above.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.
     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE
     We determine the net asset value of our common stock as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and will make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares of common stock outstanding.
     At any given time, we expect that our portfolio will include securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available in the judgment of Kayne Anderson or the pricing service does not provide a valuation or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process, approved by the Board of Directors, will be used for such securities:
•	Investment Team Valuation. The applicable investments will initially be valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Kayne Anderson. Such valuations will be submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors will meet quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
     In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:
•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on Kayne Anderson’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets; for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.
     For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.
     We may invest in a taxable subsidiary formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of [                                        ], 2005. We and Kayne Anderson MLP Investment Company (“KAMIC”) are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay Kayne Anderson a management fee based on our total assets.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of [                    ], 2005. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Kevin McCarthy
J.C. Frey
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company) and with respect to which the advisory fee is based on account performance. Kayne Anderson receives a management fee from KAMIC which is adjusted based on KAMIC’s performance in comparison to an index. The advisory fees for the other accounts are not adjusted in comparison to a benchmark. Information is shown as of [                    ], 2005. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Kevin McCarthy
J.C. Frey
     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, including KAMIC, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey owned $[                    ] and $[                    ] of our equity, respectively, prior to this offering, and through their limited partnership interests in the Advisor, which owns 4,000 shares of our common stock (with a value of approximately $100,000), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
General
     Auction Agency Agreement. We have entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for ARP Shares so long as the Applicable Rate for ARP Shares is to be based on the results of an Auction.
     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in Auctions for ARP Shares. See “Broker-Dealers” below.
     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members with respect to ARP Shares. One certificate for all of the ARP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of ARP Shares contained in the Articles Supplementary of Auction Rate Preferred Stock (the “Articles Supplementary”). The Company also will issue stop-transfer instructions to the transfer agent for ARP Shares. Prior to the commencement, if ever, of the right of the holders of the ARP Shares to elect a majority of the Company’s directors, as described in the “Description of Auction Rate Preferred Stock — Voting Rights” section of the prospectus, Cede & Co. will be the holder of record of all ARP Shares and beneficial owners of such ARP Shares will not be entitled to receive certificates representing their ownership interest in such ARP Shares.
     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in ARP Shares, whether for its own account or as a nominee for another person.
Concerning The Auction Agent
     The Auction Agent is acting as non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.
     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of ARP Shares, the Auction Agent’s registry of Existing Holders, the results of auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under “The Auctions” in the prospectus and notices from us. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such auction.
     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.
Broker-Dealers
     After each auction for ARP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by us and the Broker-Dealers in the case of any auction immediately preceding a Rate Period of one year or longer, of the purchase price of ARP Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, ARP Shares will be placed by a Broker-Dealer if such ARP Shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such ARP Shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such ARP Shares as a result of the Auction or (iii) a valid Hold Order.
     The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.
     The Broker-Dealer Agreements each provide that a Broker-Dealer may submit Orders in auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an auction, the auction clearing rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an “all-hold” auction, or (c) the implementation of an auction clearing rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. Broker-dealers may, but are not obligated to, advise holders of ARP Shares that the rate that would apply in an “all-hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an “all-hold” auction. A Broker-Dealer may also, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction. In the Broker-Dealer Agreements, each Broker-Dealer agrees to handle customers’ orders in accordance with its duties under applicable securities laws and rules.
     The underwriters have advised us that the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission (the “SEC”) in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the underwriters conducted its own voluntary review and reported its findings to the SEC staff. At the SEC staff’s request, the underwriters are engaging in discussions with the SEC staff concerning its inquiry. Neither the underwriters nor the Company can predict the ultimate outcome of the inquiry or how that outcome will affect the market for ARP Shares or the auctions.

TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of ARP Shares. It does not address all federal income tax consequences that may apply to an investment in ARP Shares or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of ARP Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold ARP Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold ARP Shares as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Company
     We intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, we must, among other things, (i) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “Gross Income Test”); and (ii) diversify our holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

     The recently enacted American Jobs Creation Act of 2004 (the “2004 Jobs Act”), which was signed by President Bush on October 22, 2004, amends certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the RIC to include a new limitation on the investment by a RIC in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a RIC’s assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after October 22, 2004.
     As a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders, if we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We intend to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
     If we were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, we would be taxed in the same manner as an ordinary corporation and distributions to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2008) and (ii) for the dividends received deduction in the case of corporate stockholders.
Taxation of our Investments
     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.

     We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the Gross Income Test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the Gross Income Test and, therefore, could adversely affect our status as a RIC.
     The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     We intend to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Royalty Trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian Royalty Trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.
     If the Canadian Royalty Trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian Royalty Trust is a qualified publicly traded partnership (as described above) or not. If the Canadian Royalty Trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian Royalty Trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian Royalty Trust will depend upon the amount and type of income and assets of the Canadian Royalty Trust allocable to us. We intend to monitor our investments in Canadian Royalty Trusts to prevent our disqualification as a RIC.
     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if we invest more than 50% of our total assets in non-U.S. securities as of year- end, we may elect to have our foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by our stockholders instead of on our own tax return. If we so elect, each stockholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by us. If we make this election, we will furnish our stockholders with a written notice after the close of the taxable year.
     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of Stockholders
     Distributions paid by us from our investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividends received from U.S. corporations and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if our qualified dividend income is less than 95 percent of our gross income, our stockholders may only include as qualifying dividend income that portion of the dividends that may be and are so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.
     Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held our shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before in taxable years beginning on or before December 31, 2008. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
     We may retain for reinvestment all or part of our net capital gain. If any such gain is retained, we will be subject to a tax of 35% on such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of our stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.
     Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.
     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our shares.
     A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.
     In addition to the amendments relating to RICs as described above under the heading “Taxation of the Company,” the recently enacted 2004 Jobs Act modifies certain rules relating to investments by foreign investors in a RIC. In particular, the 2004 Jobs Act provides that certain dividends designated by us as “interest-related dividends” that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in our stock will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by us that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.
     We may be required to backup withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.

EXPERTS
     Our financial statements dated [August 31], 2005, appearing in this statement of additional information have been audited by [                                        ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [                                        ] provides auditing services to us. The principal business address of [                          &nbs p;             ] is [                                        ].
AUCTION AGENT, TRANSFER AGENT, REGISTRAR, DIVIDEND PAYING AGENT AND REDEMPTION AGENT
     The Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the ARP Shares.
OTHER SERVICE PROVIDERS
     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services to us. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is our fund accountant.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our ARP Shares offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the ARP Shares offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[To come]

FINANCIAL STATEMENTS
Kayne Anderson Energy Total Return Fund, Inc.
[To come]

APPENDIX A
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FORM OF ARTICLES SUPPLEMENTARY
[To come]

A - 1

APPENDIX B
DESCRIPTION OF RATINGS
     Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) and Fitch Ratings.
Moody’s Investors Service, Inc.
     Corporate and Municipal Bond Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics
     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk.
     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
     Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
Corporate and Municipal Bond Ratings
     Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
     Commercial Paper Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.
Fitch Ratings
Long-Term Credit Ratings
     Investment Grade
     “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
     “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’

obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings:
     "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PART C — OTHER INFORMATION

Item 24.	Financial Statements and Exhibits
      (1) Financial Statements: filed herein as part of Registrant’s Statement of Additional Information.
      (2) Exhibits

(a) Charter

(1) Articles of Incorporation*

(2) Form of Articles of Amendment and Restatement***

(4) Form of Articles Supplementary†

(b)	(1) Bylaws of Registrant*
(2) Form of Amended and Restated Bylaws of Registrant***

(c) Voting Trust Agreement — none.

(d)	(1) Form of Preferred Stock Certificate†
(2) Form of Fitch Guidelines and Moody’s Guidelines†

(e) Form of Dividend Reinvestment Plan****

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.****

(h)	(1) Form of Underwriting Agreement†
(2) Form of Master Agreement Among Underwriters**
(3) Form of Master Selected Dealer Agreement**

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement****

(k)	Other Material Contracts
(1) Form of Administrative Services Agreement****
(2) Form of Transfer Agency Agreement****
(3) Form of Accounting Services Agreement****
(4) Form of Fee Waiver Agreement****
(5) Form of Auction Agency Agreement†
(6) Form of Broker-Dealer Agreement†
(7) Form of DTC Representations Letter†

(l) Opinion and Consent of Venable LLP†

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents†

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r)	Code of Ethics
(1) Code of Ethics of Registrant****
(2) Code of Ethics of Kayne Anderson Capital Advisors, L.P.**

(s)	Powers of Attorney
(1) Power of Attorney for Ms. Costin and Messrs. Isenberg, Good, Quinn and McCarthy ***
(2) Power of Attorney for Mr. Walter — filed herewith.

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on April 11, 2005 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on May 23, 2005 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on June 3, 2005 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on June 22, 2005 and incorporated herein by reference.

†	To be filed by amendment.

Item 25.	Marketing Arrangements — Reference is made to the form of underwriting agreement to be filed by amendment.

Item 26.	Other Expenses of Issuance and Distribution
      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$	*
Rating Agency Fees	$	*
Printing and Engraving Expenses	$	*
Legal Fees	$	*
Marketing Expenses	$	*
Accounting Expenses	$	*
Auction Agent Fees	$	*
Miscellaneous Expenses	$	*

Total	$	*

*	To be filed by amendment

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Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of September 30, 2005

Number of
Title of Class	Record Holders

Common Stock, $0.001 par value per share	13

Item 29.	Indemnification.
      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
      The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the

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standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
      Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.
      Kayne Anderson Capital Advisors, L.P. (the “Adviser”) serves as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson MLP Investment Company and Kayne Anderson Rudnick Investment Management, LLC, affiliates of the Adviser.
      Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, set forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.
      The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.
      (1) Registrant undertakes to suspend the offering of preferred stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from its net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.
      (2) Not Applicable.
      (3) Not Applicable.
      (4) Not Applicable.
      (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration

4

statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

5

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 2nd day of November, 2005.

Kayne Anderson Energy Total Return Fund, Inc.

By:	/s/ Kevin S. McCarthy

Kevin S. McCarthy
Chairman and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

Kevin S. McCarthy* Kevin S. McCarthy		Chairman and Chief Executive Officer

Ralph Collins Walter* Ralph Collins Walter		Treasurer and Chief Financial Officer

Anne K. Costin* Anne K. Costin		Director

Steven C. Good* Steven C. Good		Director

Terrence J. Quinn* Terrence J. Quinn		Director

Gerald I. Isenberg* Gerald I. Isenberg		Director

*By:	/s/ David A. Hearth David Hearth, Attorney-in-Fact (Pursuant to Powers of Attorney previously filed and filed herewith)		November 2, 2005

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INDEX TO EXHIBITS

Exhibit		Exhibit Name

2(s)(2)	—	Power of Attorney for Mr. R. Walter